Exhibit 99.1

 investor day   May 12, 2022

 Welcome  2  All product names, logos and trade dress are trademarks™ or registered® trademarks of their respective holders. Use of these trademarks does not imply any affiliation with or endorsement of WestRock.© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

 CAUTIONARY STATEMENT  3  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides that give guidance or estimates for future periods.  Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning.  Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties.  With respect to these statements, we have made assumptions regarding, among other things, government regulations; economic, competitive and market conditions generally, including the impact of COVID; competitive conditions in our businesses; labor costs; the amount and timing of capital expenditures, including installation costs, project development and implementation costs; and raw material and energy costs.  WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.  WestRock’s businesses are subject to a number of risks that would affect any such forward-looking statements, including, among others, developments related to the COVID pandemic, including the severity, magnitude and duration of the pandemic, negative global economic conditions arising from the pandemic, impacts of governments’ responses to the pandemic on our operations and the operations of our customers, impacts of the pandemic on commercial activity, our customers and consumer preferences and demand, supply chain disruptions, and disruptions in the credit or financial markets; decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; adverse legal, reputational and financial effects on us resulting from last year’s ransomware incident or additional cyber incidents; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; benefits that we expect to realize from actions that we are taking and plan to take in response to COVID; and adverse changes in general market and industry conditions.  Such risks and other factors that may impact management’s assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2021. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial MeasuresWe report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The most directly comparable GAAP financial measures and reconciliations to non-GAAP financial measures are set forth in the Appendix hereto, including the definitions used herein.Non SolicitationThis presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities.  This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities.  We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business but would require us to disclose if we were engaged in the purchase or sale of our securities.

 ROOM SAFETY OVERVIEW      BALLROOM          STAIRWELL C                  ELEVATORS  COATCHECK  RESTROOM  RESTROOM   REGISTRATION       FIRE OR THREAT OF INJURYIf there is a threat, the St. Regis fire safety director and/or general manager or senior manager on duty will make the emergency/evacuation announcement via the public address system.  4  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

AGENDA

8:30 am **OPENING REMARKS**
Welcome and Safe Harbor
Robert Quartaro | Senior Vice President, Investor Relations

8:35 am **COMPANY OVERVIEW AND STRATEGY**
Where We Have Come From and Where We Are Going
David Sewell | Chief Executive Officer

9:15 am **PACKAGING BUSINESS**
Delivering Broad Range of Packaging Solutions
Pete Durette | President, Corrugated Packaging
Patrick Kivits | President, Consumer Packaging

9:45 am **PAPER BUSINESS**
Strategic Global Paper Business Provides Flexibility
John O'Neal | President, Global Paper

10:00 am **BREAK**

10:15 am **MILLS AND SUPPLY CHAIN**
Significant Opportunity for Productivity Improvements
Tom Stigers | President, Mill Operations
Peter Anderson | Chief Supply Chain Officer

10:45 am **INNOVATION AND SUSTAINABILITY**
Positioned to Meet Changing Customer Needs
Margaret Herndon | Chief Marketing Officer

11:05 am **FINANCIAL GOALS**
Clear Path to Drive Profitability and ROIC
Alex Pease | Executive Vice President & Chief Financial Officer

11:30 am **CLOSING REMARKS**
David Sewell | Chief Executive Officer

11:35 am **Q&A SESSION**
All Presenters

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 David SewellChief Executive Officer  6  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

OUR PURPOSE:

INNOVATE Boldly.
Package **SUSTAINABLY**.™

VISION
What we want to become
The world's best paper and packaging solutions company

VALUES
What guides us in our everyday work
Integrity | Respect
Accountability | Excellence

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 8  8  8  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

TODAY'S SPEAKERS



DAVID SEWELL
Chief
Executive Officer



NICKIE PARKER
Senior Vice President,
Merchandising Displays and
Graphics Solutions



PATRICK KIVITS
President,
Consumer Packaging



JOHN O'NEAL
President,
Global Paper



TOM STIGERS
President,
Mill Operations



PETER ANDERSON
Chief
Supply Chain Officer



MARGARET HERNDON
Chief
Marketing Officer



ALEX PEASE
Executive Vice President and
Chief Financial Officer

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

LEADER IN SUSTAINABLE, FIBER-BASED PACKAGING

FY21 SEGMENT SALES


44%
Corrugated Packaging
23%
Consumer Packaging
7%
Distribution
26%
Global Paper
FY21 DIVERSE END MARKETS
31%
16%
12%
10%
8%
7%
6%
5%
3%
2%
Packaged Food
Distribution + Paper
Beverage
Retail + E-commerce
Industrial
Healthcare
Home, Beauty + Personal Care
Other
Pizza
Foodservice

BROAD PORTFOLIO OF SUSTAINABLE FIBER-BASED PACKAGING SOLUTIONS

$18.7B
SALES

50,000
EMPLOYEES

300+
OPERATIONS

~30
COUNTRIES

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

WHAT WE CAN BUILD ON WITH WESTROCK 2.0

	WHERE WE'VE BEEN	WHERE WE'RE GOING
STRATEGIC FOCUS	▪ Industry consolidation ▪ Broad portfolio and growth ▪ Focus on scale	▪ Portfolio/footprint optimization and integration ▪ Organic growth through innovation and sustainability ▪ Focus on value creation
FINANCIAL FOCUS	▪ Significant focus on FCF growth ▪ Large-scale M&A	▪ Relentless focus on margins and ROIC ▪ Broad investments in digital and modernization ▪ Extend synergy delivery to full enterprise potential
PEOPLE & CULTURE	▪ Resilient and flexible culture ▪ Decentralized approach	▪ Increasing focus on diversity, inclusion, equity, and belonging ▪ One WestRock approach
OPERATING SYSTEM	▪ Plant-level continuous improvement optimization ▪ Highly localized and empowered teams	▪ Formalized operating system designed and managed centrally and deployed locally ▪ Centralization to leverage scale and drive best practices
CAPITAL ALLOCATION	▪ Leverage the balance sheet for large-scale M&A	▪ Organic investments in growth and productivity ▪ Conservative balance sheet management ▪ Sustainable and growing dividend ▪ Focused tuck-in M&A


BOBST

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

SWIFT ACTIONS TAKEN, SIGNIFICANT OPPORTUNITIES REMAIN

MARCH 2021 — EXECUTING ON STRATEGIC VISION → FUTURE OPPORTUNITIES

- **INCREASED DIVIDEND** by 25% and established a commitment to a sustainable and growing dividend
- **CONSOLIDATED MPS** and Consumer Packaging business
- Aligned **MILLS INTO ONE** organization
- **ACHIEVED INITIAL TARGET LEVERAGE OF 2.4x,** on track to our new long-term target of 1.75x - 2.25x
- Redefined **SEGMENT STRATEGIES**
- Established **GLOBAL SUPPLY CHAIN** organization
- **REPORTED FY21 RESULTS:** $3.0 billion EBITDA, +7% YoY, 16% EBITDA Margin
- Added **ROIC AND DIVERSITY** targets to executive compensation
- Completed **PORTFOLIO REVIEW**
- Mobilized a **COMPREHENSIVE TRANSFORMATION AGENDA** to drive step change in profitability and ROIC
- Designed the **WESTROCK OPERATING SYSTEM**
- **ANNOUNCED FIRST PORTFOLIO MOVE** with closure of Panama City Paper Mill
- Completed **OPPORTUNISTIC SHARE REPURCHASES** of approx. $700M
- Obtained board authorization for **ADDITIONAL SHARE REPURCHASES**
- **INCREASED FY22 GUIDANCE**

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 WESTROCK’S STRATEGY TO achieve long-term value creation  13  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  Leverage the power of one WestRock to deliver unrivaled solutions to our customers Focus on attractive markets where our diverse portfolio is valued and rewarded  Innovate with focus on sustainability and growthDrive innovation in material science, packaging design, packaging machinery, and digital solutions to help customers meet their sustainability and profitability goals  Relentless focus on margin improvement and increasing efficiencyMaximize the operational effectiveness and efficiency of our assets and systems through the WestRock Operating System to improve financial performance   Execute disciplined capital allocationBalanced approach to deploying our capital focused on: strategic investments, sustainable and growing dividend and opportunistic share repurchases

INTRODUCING THE WESTROCK OPERATING SYSTEM


ENTERPRISE OPTIMIZATION
OPERATIONAL EFFECTIVENESS
CUSTOMER FOCUS
COMMERCIAL EXCELLENCE
WESTROCK OPERATING SYSTEM

ENTERPRISE OPTIMIZATION
- Top-down strategy deployment and capital allocation
- Integrated business planning
- End-to-end core processes
- Common approach to productivity improvement

OPERATIONAL EFFECTIVENESS
- Standard metrics with stretch goals
- Common management systems - daily management, quality, asset utilization, continuous improvement
- Holistic safety approach focused on risk reduction

CUSTOMER FOCUS
- Relentless focus on service, quality and agility
- Winning customer partnerships
- Innovative solutions addressing customer challenges

COMMERCIAL EXCELLENCE
- Pricing and value-selling methodology
- Channel and mix management governance
- Develop and train world-class sales organization

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 Our strategy and operating system will enable us to achieve our 2025 Financial goals  Operating system  2025 Financial goals*  >$4.0 billion EBITDA >19% EBITDA margins>10% return on invested capital>$5.50 free cash flow per share  strategy  Leverage the power of ONE WESTROCK to deliver Unrivaled solutions to our customers    Innovate with focus on sustainability and growth    Execute disciplined capital allocation    Relentless focus on margin improvement and increasing efficiency    15  *Inclusive of anticipated portfolio moves© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  Winning team and culture

 LEVERAGE THE POWER OFONE WESTROCK TO DELIVER UNRIVALED SOLUTIONS TO OUR CUSTOMERS   16    © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

   17  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  Industry MEGATRENDS impacting our Customers    LABOR SHORTAGES/SUPPLY CHAIN DISRUPTIONS          DIGITALIZATION AND AUTOMATION          RETAILMARGIN COMPRESSION        0  CHANGING CONSUMER AND CUSTOMER PREFERENCES          E-COMMERCE          SUSTAINABILITY          Leverage the power of one WestRock  broad portfolio and complete solutions to address Our customers’ most pressing needs    Leverage the power of one WestRock

BENEFIT OF WESTROCK'S DIVERSE PORTFOLIO AND OFFERINGS

SUPERIOR SERVICE TO OUR CUSTOMERS

Closer to our customers with more options to ensure ability of the products and services to support critical supply chains

ASSET AND CHANNEL FLEXIBILITY

Ability to shift production and sales channels to best capture value across markets and changes in market dynamics

BROADEST
SET OF FIBER-BASED SUBSTRATES

LARGE
NETWORK OF CONVERTING AND DISTRIBUTION CAPABILITIES

UNMATCHED
PACKAGING MACHINERY PLATFORM

SOLUTIONS ONLY WESTROCK CAN DELIVER

Ability to optimize across primary, secondary and tertiary packaging with automation to help customers meet their goals

REDUCED EARNINGS VOLATILITY

Complimentary market positions and end market participation provide resilient foundation to accelerate value delivery through cycles

LEVERAGE THE POWER OF ONE WESTROCK

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

LEVERAGE THE POWER OF ONE WESTROCK

DRIVING GROWTH WITH AN INTEGRATED PORTFOLIO

CORRUGATED
GLOBAL TAM:
~$195 BILLION
CAGR*: 3.8%

+

CONSUMER
GLOBAL TAM:
~$125 BILLION
CAGR*: 5.2%

+

SUSTAINABILITY AND INNOVATION
PLASTIC REPLACEMENT TAM:
~$50 BILLION

+

CROSS SELLING
>$8 BILLION OPPORTUNITY

=

PROFITABLE GROWTH THROUGH 2025 AND BEYOND

SUPPORTED BY GLOBAL PAPER FRANCHISE

- Providing primary, secondary and tertiary packaging, combined with machinery, for complete packaging solutions
- Continuing growth in e-commerce and other higher value segments, such as healthcare and foodservice
- Growing demand for plastic replacement and sustainable packaging
- Ongoing need for enhanced customer brand visibility
- Ongoing GDP growth and shift to industrial onshoring

SOURCE: CORRUGATED AND CONSUMER: SMITHERS REPORTS 1) THE FUTURE OF GLOBAL CORRUGATED BOARD PACKAGING TO 2025 (2020) 2) THE FUTURE OF FOLDING CARTONS TO 2026 (2021). PLASTIC REPLACEMENT: MCKINSEY INNOVATION COMPENDIUM AUG 2021 FOR WESTROCK

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

19

WestRock

 Innovate with focus on sustainability and growth  20    © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

OUR BEST-IN-CLASS INNOVATION ENGINE SUPPORTS CUSTOMERS' SUSTAINABILITY GOALS…

TECHNOLOGY PLATFORMS


MATERIALS SCIENCE
PACKAGING DESIGN
PACKAGING MACHINERY
DIGITAL

CUSTOMER NEEDS SUPPORT SUSTAINABLE INNOVATIONS

- Innovating plastic-replacement solutions to capture growing share of $50 billion* total addressable market
- Supporting scope three emission goals of our customers by reducing greenhouse gas emissions
- Meeting customer demand for sustainable e-commerce solutions through automation and fiber-based recyclable solutions

*SOURCE: EUROMONITOR 2025

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

21

...AND DELIVERS IMPACTFUL SOLUTIONS NOW AND INTO THE FUTURE

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

LAUNCHED

Successful track record of paper and packaging products and process innovation

FOCUS: Materials science and design in each business



Meta® e



Fold-Pak®



Fridgepak



CanCollar® and CanCollar Fortuna®


HOT

“Hot” Pizza


FRIES

EnShield®

LAUNCHING

Focus on solving customer challenges through sustainable solutions creating solid pipeline that will deliver results in the coming years

FOCUS: Added emphasis on automation and connecting capabilities across WestRock



EverGrow™



InsulShield™



EcoPush®



Blister Plastic Replacement



EnShield® Cup Stock

FUTURE

Building an innovation platform of breakthrough products

FOCUS: Fully leverage materials science, design, automation and digital across WestRock; prioritize integrated solutions as “One WestRock”



Recyclable paperboard frozen bowls and trays



PET multipacks



Single-serve snacks



Connected Packaging

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

WestRock

PEOPLE AND SUSTAINABILITY ARE CORE TO OUR PURPOSE

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

SUPPORTING PEOPLE AND COMMUNITIES

SAFETY
100% safe culture

TRAINING + EDUCATION
Provide access to training for **ONE MILLION** Individuals by 2030

DIVERSITY + INCLUSION
ADVANCE OUR LEADERSHIP in diversity, inclusion and belonging

BETTERING THE PLANET

CARBON (GHG EMISSIONS)
SBTi Target 27.5% reduction of GHG by 2030

WATER STEWARDSHIP
15% reduction of water intake

SUSTAINABLE FORESTRY
Promote sustainable forestry and **REMAIN FOREST POSITIVE**

INNOVATING FOR OUR CUSTOMERS AND THEIR CUSTOMERS

SUSTAINABLE PACKAGING
100% portfolio of recyclable, compostable or reusable packaging by 2025

SCAN HERE TO LEARN MORE ABOUT SUSTAINABILITY AT WESTROCK



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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 Relentless focus on margin improvement and increasing efficiency    © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  24

MULTIPLE OPPORTUNITIES TO IMPROVE MARGINS

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

WESTROCK OPERATING SYSTEM

- Investing in automation and digital tools to drive efficiency and improve reliability
- Unlocking capacity in our facilities by driving higher asset utilization
- Realizing system-wide performance improvements through robust common processes and standard metrics

CONVERTING NETWORK

- Ongoing modernization of equipment base
- Focusing on productivity and Lean Six Sigma to drive operational improvements
- Investing in multiple facilities to step change productivity

MILL NETWORK

- Prioritizing strategic investments to modernize core assets
- Reducing cash costs through a comprehensive productivity improvement process
- Utilizing zero-loss analysis to determine full potential of mills

SUPPLY CHAIN

- Optimizing our full network for planning and logistics; warehouse consolidation and inventory improvements
- Ensuring continuity of supply while reducing costs and improving service

SG&A

- Driving back-office efficiencies
- Eliminating redundancies
- Establishing and enhancing shared services
- Increasing automation

MORE COMPETITIVE & RELIABLE ASSETS ACROSS AN OPTIMIZED NETWORK TO DELIVER 200-300 BPS MARGIN IMPROVEMENT

25
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 Execute disciplined capital allocation    © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  26

EXECUTE DISCIPLINED CAPITAL ALLOCATION

DISCIPLINE IN CAPITAL ALLOCATION

BENEFITS OF OUR CAPITAL ALLOCATION STRATEGY



DISCIPLINED M&A
ONGOING CAPITAL INVESTMENT
SUSTAINABLE AND GROWING DIVIDEND
COMMITMENT TO INVESTMENT GRADE CREDIT PROFILE
OPPORTUNISTIC SHARE REPURCHASES
STRATEGIC CAPITAL INVESTMENTS
CAPITAL ALLOCATION
FOUNDATION BUILT ON:
ROIC & Margin Improvement
Strong Cash Flow Generation
Flexibility

CAPITAL ALLOCATION PRIORITIES

1. Organic investment opportunities
2. Debt reduction with new leverage target of 1.75x-2.25x
3. Sustainable and growing dividend
4. Disciplined tuck-in acquisitions
5. Opportunistic share repurchases

FOCUS ON ROIC AND MARGIN ENHANCEMENT

27
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 summary  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  28

EXECUTING OUR STRATEGY WILL DRIVE GROWTH AND MARGIN EXPANSION



FY21
16%
EBITDA MARGIN
ONE WESTROCK
100-150 BPS
▪ Optimize product portfolio
▪ Prioritize higher margin segments
▪ Grow sales of complete solutions
INNOVATION AND SUSTAINABILITY
50-100 BPS
▪ Develop new and innovative fiber-based solutions
▪ Help customers reduce or eliminate their use of plastics
MARGIN ENHANCEMENT AND EFFICIENCY
200-300 BPS
▪ Increase asset utilization
▪ Optimize supply chain network
▪ Enhance ability to match supply with customers' demand
▪ Drive SG&A efficiency
CAPITAL ALLOCATION
100-200 BPS
▪ Optimize around core businesses
▪ Focus on ROIC-based decision making
Reinvestment to drive growth and profitability
FY25*
>$4.0
BILLION IN EBITDA
>19%
EBITDA MARGIN

29

*INCLUSIVE OF ANTICIPATED PORTFOLIO MOVES

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

WestRock

WESTROCK'S STRATEGY TO ACHIEVE LONG-TERM VALUE CREATION

LEVERAGE THE POWER OF ONE WESTROCK TO DELIVER UNRIVALED SOLUTIONS TO OUR CUSTOMERS

Focus on attractive markets where our diverse portfolio is valued and rewarded

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

Drive innovation in materials science, packaging design, packaging machinery, and digital solutions to help customers meet their sustainability and profitability goals

RELENTLESS FOCUS ON MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

Maximize the operational effectiveness and efficiency of our assets and systems through the WestRock Operating System to improve financial performance

EXECUTE DISCIPLINED CAPITAL ALLOCATION

Balanced approach to deploying our capital focused on: strategic investments, sustainable and growing dividend and opportunistic share repurchases

30
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 Pete Durettepresidentcorrugated packaging  31  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  Presented by Nickie ParkerSenior Vice PresidentMerchandising Displays and Graphic Solutions

WESTROCK'S STRATEGY TO ACHIEVE LONG-TERM VALUE CREATION

CORRUGATED PACKAGING KEY MESSAGES

LEVERAGE THE POWER OF ONE WESTROCK TO DELIVER UNRIVALED SOLUTIONS TO OUR CUSTOMERS

Use our broad reach and capabilities to serve diversified end markets and customers through robust manufacturing assets, innovative solutions and a highly talented team

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

Leverage our solutions and innovations to address market megatrends and our customers' most critical challenges

RELENTLESS FOCUS ON MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

Leverage the WestRock Operating System, strategic investments and focus on improving our business mix to drive step changes in productivity

EXECUTE DISCIPLINED CAPITAL ALLOCATION

Invest organically to improve productivity, capability and growth and evaluate value accretive acquisitions that accelerate our strategy

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

CORRUGATED PACKAGING SEGMENT SNAPSHOT

POWERFUL PLATFORM WITH GEOGRAPHIC REACH



NORTH AMERICA
126 facilities
Box plants | 77
Sheet plants | 29
Sheet feeders | 6
Displays | 8
Preprint/Prepress | 6
INDIA
1 facility
Box plants | 1
LATIN AMERICA
12 facilities
Box plants | 12

$8.4B SALES	**~16,000** EMPLOYEES
17% EBITDA MARGINS	**~140** OPERATIONS

SERVING HIGH-GROWTH END MARKETS

REVENUE BY END-MARKET CATEGORIES FY21



BEAUTY & HEALTHCARE
3%
FOODSERVICE
5%
RETAIL & E-COMMERCE
17%
42%
33%
DISTRIBUTION/ INDUSTRIAL/ OTHER
FOOD & BEVERAGE

SEGMENT HIGHLIGHTS

- **LEADING POSITIONS** (#1 or #2) across key markets in the Americas – United States, Canada, Brazil and Mexico (Grupo Gondi joint venture)
- **BROAD PORTFOLIO OF PRODUCTS SERVING DIVERSE, GROWING END MARKETS:** Food & Beverage, Protein/Agriculture, Foodservice/Pizza, E-commerce/ Retail Consumer Goods, Industrial
- **DIFFERENTIATED CAPABILITIES** in graphics, machinery, automation, and packaging consulting and distribution through Victory
- **MIX OF ASSETS** to serve broad range of customers (small to large) with a full range of solutions

NOTE: FACILITY COUNT INCLUDES GRUPO GONDI JOINT VENTURE

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

33

WestRock

LEVERAGE THE POWER OF ONE WESTROCK

DISTRIBUTION SNAPSHOT

COMPLEMENTARY TO OUR BOX PLANT SYSTEM

- $1.25 billion in FY21 revenue
- 69 distribution locations throughout North America
- Long-term customer partnerships
- Value-added capability to WestRock customers
- Architect of packaging solutions with significant breadth of capability:
  - Engineering and design
  - Packaging
  - Equipment and automation
  - Fulfillment
  - E-commerce and supply chain


VICTORY PACKAGING
CORRUGATED PACKAGING

LEVERAGE THE POWER OF ONE WESTROCK

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

LEVERAGE THE POWER OF ONE WESTROCK

COMPREHENSIVE CAPABILITIES CREATE VALUE-ADDED SOLUTIONS

FULL RANGE OF SUBSTRATES



- Virgin and recycled; heavy and lightweight
- Leading position in white top liner
- Materials science innovation

DESIGN & PACKAGE INNOVATION



- Innovative designs engineered for different end markets/channels
- ~500 patents and applications

GRAPHICS + MERCHANDISING DISPLAYS


PLATINUM



- Broad range of printing capability - digital, litho, flexo, preprint
- High growth

PACKAGING CONSULTING

SCOPE™
Supply Chain Optimization
Process & Execution

- Team of packaging/supply chain experts
- Audits lead to improvements in cost, sustainability and growth
- $50M cost/margin identified in 2021

PACKAGING AUTOMATION



- 3,500+ machine placements; CAGR ~ 15% from 2017
- Machine placements with customers representing >35% of revenue
- Significant value driver

ENTERPRISE SOLUTIONS



- Primary, secondary and tertiary
- Distribution
- Significant value driver

DIFFERENTIATED SOLUTIONS DELIVER
30% HIGHER PROFIT PER TON THAN STANDARD BUSINESS

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

INNOVATIVE CORRUGATED SOLUTIONS THAT ADDRESS KEY CUSTOMER NEEDS

CUSTOMER NEEDS AND MACRO TRENDS	CORRUGATED VALUE PROPOSITION	HOW WE HAVE DELIVERED	
SUSTAINABILITY	▪ Curbside recyclable solutions to replace plastic and other non-sustainable materials ▪ Automation/design/substrate to lightweight and reduce material	Dole	▪ 4-sided to 8-sided boxes (>15% fiber reduction) ▪ WetTech™ wax replacement
CHANGING CONSUMER AND CUSTOMER PREFERENCES	▪ Channel and consumer-focused design ▪ High-graphics packaging ▪ Merchandising Displays	MARS	▪ Digitally enabled package and display ▪ Next generation consumer engagement
E-COMMERCE	▪ End-to-end solutions: design, materials, manufacturing, automation, fulfillment ▪ Focused on key unmet needs in the market	MULTIPLE OMNI-CHANNEL RETAILERS	▪ Automation to reduce labor costs and right-size packaging/freight ▪ Curbside recyclable solutions
DIGITALIZATION	▪ Improved visibility at every step of the supply chain (inventory accuracy, temperature control) ▪ Improved consumer engagement	gsf golden state foods; Domino's Pizza	▪ "Track and trace" RFID tagging ▪ Pizza box sustainability portal
RETAIL MARGIN COMPRESSION	▪ Comprehensive and proven SCOPE™ process to reduce total supply chain costs	SC Johnson	▪ Packaging optimization ▪ Supplier of the Year
LABOR SHORTAGES/SUPPLY CHAIN DISRUPTIONS	▪ Automation solutions ▪ Distribution and fulfillment ▪ Supply chain optimization process	Smithfield	▪ 40+ machines deployed ▪ Significant yearly savings identified

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

36
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

UNLOCKING THE POWER OF THE ENTERPRISE
BELLISIO FOODS

WHERE BELLISIO NEEDED OUR EXPERTISE

- Optimizing operations through automation
- Increasing factory throughput
- Overcoming labor challenges
- Achieving better retail presence
- More sustainable packaging
- Reducing total costs

HOW WE DELIVERED

- Installed >$25 million of machinery to automate packaging lines and beyond
- Reduced labor by >150 people, and decreased plant downtime and freight
- Automation enabled more efficient and sustainable cases through a 5.4% fiber savings
- Implemented shelf-ready packaging helped increase sales by 11%
- Current projects to update consumer packaging designs with linked automation


Bellisio
FOODS

FULLY AUTOMATED NEW FROZEN LINES WITH AUTOMATIC PALLETIZER

CORRUGATED + CONSUMER + MACHINERY = VALUE TO THE CUSTOMER


Michelina's
Macaroni & Cheese Bake

SMALLER RETAIL-READY PACKS + CASE PACKING


Michelina's

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© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

WestRock

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

DIFFERENTIATED SOLUTIONS TO CAPTURE GROWTH IN ECOMMERCE

E-COMMERCE IS IMPORTANT GROWTH AREA

- 13% growth forecast to 2025
- 57% of all future retail growth in e-commerce

KEY CUSTOMER CHALLENGES/OPPORTUNITIES

- Packaging optimization: Ships in own container (SIOC) and rightsizing
- Product protection/transport (including specific requirements like temperature control)
- Labor costs/availability for repack/fulfillment
- Freight costs (DIM weight)
- Sustainability (curbside recyclable, right sized)
- Consumer experience

PACKAGING AUTOMATION SOLUTIONS

BOX ON DEMAND®



INSULSHIELD™



PAK ON DEMAND™



ACCORDION SHIPPER



BOXSIZER®


BOXSIZER

META® E


meta e

OPERA



SIOC


Dirt Kitchen

38

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

WestRock

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

DRIVING MARGINS THROUGH PRODUCTIVITY ENHANCEMENT AND PRICE AND MIX ENRICHMENT

FOCUS AREAS

Accelerate deployment of **OPERATIONAL EXCELLENCE**
- Common metrics/stretch goals
- Robust common processes – asset utilization, quality/service, Daily Management System
- Expert teams to support plants

STRATEGIC INVESTMENT to accelerate productivity and strategically shape footprint
- Ongoing investment in EVOLs, high-yield die cutters, corrugators
- New box plants (e.g., Longview)
- Digital technology (Graphics)

ROBUST COMMERCIAL EXCELLENCE PROCESS to drive growth, price and mix improvements

OPERATING SYSTEM


ENTERPRISE OPTIMIZATION
OPERATIONAL EFFECTIVENESS
CUSTOMER FOCUS
COMMERCIAL EXCELLENCE
WESTROCK OPERATING SYSTEM

EXPECTED RESULTS

- Increase in OEE/ asset utilization (target 5%+)
- Reduction in waste (target reduction 1%+)
- Improved quality/service

- Increased automation, labor productivity and safety
- Improved service agility and capability to support differentiated solutions

- Higher price realization across customer base
- Increased growth in high-margin customer segments and solutions

39

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

WestRock

         Operating System and investments have led to advantaged productivity – with significant opportunities to further improve  40  Source: Controllable waste % from FBA 2020 KPI report; rest of industry metrics from FBA 2019 annual survey; WestRock statistics are FY20 final; *Greater than 10% advantage on controllable waste; **LF/HR: Linear feet per hour© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  TOTAL PLANT USABLE PRODUCT  CORRUGATOR SPEED      >10% Advantage      ~9% Advantage  General Productivity  Shipments      ~11% Advantage      ~22% Advantage  Focus on sustainability    Margin improvement and increasing efficiency    Execute disciplined capital allocation

ACCELERATING DELIVERY OF STRONG FINANCIAL PERFORMANCE

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

WHAT WE'VE DONE

- ✓ Built a broad footprint and leading set of capabilities to address key customer challenges and differentiate from the competition
- ✓ Drove growth in our overall platform to ~100BSF
- ✓ Drove growth in our key areas of differentiation:
  - ✓ Machinery placement CAGR of ~15%
  - ✓ Graphics revenue CAGR of 14%
- ✓ Invested in our manufacturing footprint and business processes to drive advantaged productivity metrics
- ✓ Captured significant price to offset inflation

WHERE WE'RE GOING | WESTROCK 2.0

- Improve price/mix across the business to drive margin enhancement
  - Deployment of commercial excellence and advanced pricing processes
  - Differential growth focus on most profitable customer segments and differentiated solutions
- Accelerate profitable growth through differentiated solutions in attractive segments like e-commerce
- Drive step change in productivity to improve margins and returns
  - Deployment of the WestRock Operating System to improve overall equipment effectiveness, waste and labor productivity
  - Strategic investments to accelerate productivity, capability and growth

FOCUS ON ENHANCING MARGINS AND CAPTURING PROFITABLE GROWTH IN ~$195 BILLION GLOBAL CORRUGATED PACKAGING MARKET

41
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 Patrick KivitsPresidentConsumer Packaging  42  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

         Leverage the power of one WestRock to deliver unrivaled solutions to our customers Use our global reach and local touch to bring high value, differentiated solutions to our customers across our most attractive end markets  Innovate with focus on sustainability and growthGrow with our customers as we combine our expertise in innovation, automation and design to help achieve their sustainability goals   Relentless focus on margin improvement and increasing efficiencyLeverage the integration of our Food & Beverage, and Home, Beauty & Health businesses to drive efficiencies and margin enhancement  Execute disciplined capital allocationImprove our ROIC through investments that support growth, reflect changing customer needs and drive a step-change in productivity across our operations  43  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  WESTROCK’S STRATEGY TO achieve long-term value creationconsumer packaging key messages

DRIVING GLOBAL LEADERSHIP IN CONSUMER PACKAGING

BROAD, GEOGRAPHIC REACH



EUROPE
42 facilities
FB | 15
HBH | 27
NORTH + SOUTH AMERICA
63 facilities
FB | 20
HBH | 29
RTS | 14
ASIA-PACIFIC
6 facilities
FB | 2
HBH | 4

FY21 REVENUE BY REGION



ASIA-PACIFIC
LATIN AMERICA
EUROPE
7%
4%
23%
$4.4B
REVENUE
66%
NORTH AMERICA

SEGMENT HIGHLIGHTS & ACTIONS

- Building a diverse and resilient portfolio of differentiated products across our end markets
- Leveraging our global footprint to win with both global and local customers
- Bringing efficiencies across our business to drive value for WestRock and our customers
- Using disciplined capital allocation to support growth, productivity and margin enhancement
- Streamlining our participation to enable greater focus and improve our margin profile

ATTRACTIVE GROWING END MARKETS

Product offering: high-volume to high-end folding cartons, labels, inserts and leaflets

REVENUE BY END-MARKET CATEGORIES FY21



FOODSERVICE
FOOD & BEVERAGE
OTHER
7%
11%
51%
31%
BEAUTY & HEALTHCARE

FB: Food and Beverage | HBH: Home, Beauty & Health | RTS: Joint Venture

LEVERAGE THE POWER OF ONE WESTROCK

44

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

WestRock

LEVERAGE THE POWER OF ONE WESTROCK

LEVERAGING A LOCAL TOUCH ACROSS ATTRACTIVE END MARKETS

BEVERAGE


3X AWARD WINNER

- Accelerating innovation to bring new, highly sustainable solutions that help our customers take out plastic packaging


Coors LIGHT

- Creating value across paperboard, converting and automation to drive growth

BEAUTY & PERSONAL CARE



- Building on decades of experience to grow with the world's most prominent B&PC companies



- Bringing unique capabilities to promote and protect the most trusted brands through differentiated packaging

FOOD & FOODSERVICE


3X AWARD WINNER

- Commercializing new solutions to global food customers that support plastic reductions goals


FRIES

- Driving substrate innovations to make our foodservice customers more sustainable

HEALTHCARE



- Achieving global market leadership in the highest growth and most demanding categories


XYZAL

- Utilizing our integrated supply chain to build on our position as a strategic partner

---

- **MARKET LEADERS IN GROWING, ATTRACTIVE END MARKETS** in the world's largest geographies
- Developing the **MOST DIFFERENTIATED PORTFOLIO IN THE INDUSTRY** to help our customers solve their biggest challenges
- Combining these capabilities with a **LOCAL TOUCH AND EXECUTION THAT ENHANCES OUR PARTNERSHIP** with our customers

45

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

WestRock

INNOVATIVE CONSUMER SOLUTIONS THAT ADDRESS KEY CUSTOMER NEEDS

CUSTOMER NEEDS AND MACRO TRENDS	CONSUMER VALUE PROPOSITION	HOW WE HAVE DELIVERED	
SUSTAINABILITY	▪ Helping customers replace single use plastic rings ▪ Machinery-driven solutions include Cluster-Pak® (MolsonCoors) as well as CanCollar® (ABI, CCEP, others)	MOLSON COORS	▪ Building the circular economy
CHANGING CONSUMER AND CUSTOMER PREFERENCES	▪ Unique "license plate" per label/carton ▪ Enables advanced end-customer engagement to the brand ▪ Provides track & trace for efficient and secure supply chain	HERBALIFE NUTRITION	▪ Unique product coding
E-COMMERCE	▪ Ship-at-once collapsible rigid box ships flat to customer for fulfilment ▪ Significantly reduces shipping and storage costs	smile DIRECT CLUB	▪ Ship-at-once complete customer treatment kit
DIGITALIZATION	▪ Specialty print techniques to authenticate GM's OEM parts through supply chain	gm	▪ Partnering for brand security through packaging
RETAIL MARGIN COMPRESSION	▪ Automation and patent-pending wrap around design harmonizes load sharing between cartons and case ▪ Creates flexibility, eliminates large format case inefficiency, reduces waste and improves OEE	Kellogg's	▪ Packaging optimization project/asset deployment
LABOR SHORTAGES/SUPPLY CHAIN DISRUPTIONS	▪ Solution unlocks supply chain efficiencies for the customer and WestRock ▪ Extends lead-times, improves forecasting and enables more efficient purchasing	Pfizer	▪ Build label stock inventory and consolidating SKUs

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

46

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

WestRock

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

BUILDING THE CIRCULAR ECONOMY

NEW SOLUTIONS TO REPLACE PLASTIC RINGS

PLASTIC FACTS
WHY IS THIS SO CRITICAL FOR OUR CUSTOMERS?

Plastic rings last 400 years

Plastics rarely vanish, instead breaking down into smaller pieces

91% of plastic is never recycled*

CANCOLLAR® + FORTUNA® PLATFORM

HIGH-SPEED CUSTOMIZABLE MACHINERY





WESTROCK CARRIERKOTE® PAPERBOARD

MULTIPLE DESIGNS SERVE CHANGING MARKET NEEDS





MAKING A DIFFERENCE…

By 2025, WestRock will replace:

- Over **600 million plastic rings** and shrink film packaging with CanCollar® solutions
- Enough plastic rings to **wrap around the Earth 4 times**
- Over **2,000 tons** of plastics

SCAN QR CODE TO LEARN MORE ABOUT OUR CANCOLLAR® SOLUTION



*SOURCE: NATIONAL GEOGRAPHIC

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

47

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

CAPTURING THE BENEFITS OF ONE WESTROCK

COMMERCIAL BENEFITS



ONE COMMERCIAL APPROACH, THROUGH AN END MARKET LENS

- Commercial organization truly aligned to key end market segments
- Commercial excellence, pricing, estimating, innovation and design processes in place to provide clarity, consistency and efficiency
- Focus on specific end market needs while leveraging scale and best practices

OPERATIONAL BENEFITS



THE POWER OF A DIVERSE, INTEGRATED MANUFACTURING BASE

- Fully utilizing wide, narrow and specialty manufacturing networks to support growth
- Flexibility to manage small, high-touch customers to large, highly efficient runs for the world's biggest brands
- Leveraging One WestRock and our integrated position to bring supply chain stability to our customers

RESOURCE BENEFITS



ALIGNED TEAM APPROACH TO SUPPORTING BUSINESS GROWTH

- Applying innovation, machinery and other resources across broader group of opportunities
- Capital planning that creates transparency and prioritization based on value creation
- Singular leadership of key functional areas drives consistency and best practices across global business

BUILDING ONE CONSUMER PACKAGING BUSINESS

48
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 Very Large format Sheetfed press performance surpasses the industry  49  SOURCE: HEIDELBERG© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  Machine speed  NET Printed impressions  overall Equipment Effectiveness    Margin improvement and increasing efficiency  OUR INDUSTRY-LEADING OPERATIONAL PERFORMANCE WILL DRIVE MARGIN ENHANCEMENT  AVERAGE SPEED PER HOUR  AVERAGE MONTHLY TOTAL  AVERAGE MAXIMUM SPEED      >20% Advantage      >100% Advantage      >15%Advantage  Focus on sustainability    Margin improvement and increasing efficiency

ACCELERATING DELIVERY OF STRONG FINANCIAL PERFORMANCE

WHAT WE'VE DONE

- ✓ Created significant resiliency through challenging market dynamics, enabling approx. $400 million in top-line growth over the last year
- ✓ Captured $150 million in price increases thus far in FY22
- ✓ Created one integrated Consumer Packaging business, driving significant benefits across the organization
- ✓ Improved Consumer Packaging margins from 15.8% to 16.3% from FY20 to FY21 and delivered 16.5% margins in Q2 FY22
- ✓ Expanded capacity through key capital investments (e.g., Claremont, NC) that position us to capture profitable growth

WHERE WE'RE GOING | WESTROCK 2.0

- Drive profitable growth in high margin end markets supported by our unique portfolio of solutions
- Leverage innovation to support our customers' sustainability goals – targeting incremental $250-$300 million in plastics replacement revenue
- Capture the full value of operating as an integrated Consumer Packaging business
- Drive increased productivity across our operations and integrated network to further enhance margins – with goal of 2-3% of sales per year
- Continue to invest in capacity to enable profitable growth in our most attractive end markets and geographies

DRIVING PROFITABLE GROWTH IN ~$125 BILLION GLOBAL CONSUMER PACKAGING MARKET

50
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

 John O’Nealpresidentglobal paper  51

WESTROCK'S STRATEGY TO ACHIEVE LONG-TERM VALUE CREATION

GLOBAL PAPER KEY MESSAGES

LEVERAGE THE POWER OF ONE WESTROCK TO DELIVER UNRIVALED SOLUTIONS TO OUR CUSTOMERS

Packaging paper market leader with focus, scale, breadth of offering, global reach and asset flexibility to navigate dynamic market conditions

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

Drive growth from plastic replacement with existing products in current and new uses along with commercialization of new products that extend our reach to additional markets

RELENTLESS FOCUS ON MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

Focus on protecting and growing core paper customer relationships while supporting profitable growth of our integrated packaging segments and steadily reducing exposure to lower margin business

EXECUTE DISCIPLINED CAPITAL ALLOCATION

Invest in high-return capital projects that create additional asset flexibility and support our innovation and sustainability goals

52

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

WestRock

GLOBAL PAPER | BUILDING A STRATEGIC CAPABILITY

MAXIMIZE VALUE OF WESTROCK'S INDUSTRY-LEADING CAPACITY



MILL OPERATIONS
16 MILLION TONS CAPACITY, 31 MILLS, 9 SUBSTRATES
CHANNEL OPTIMIZATION
CHOOSE WHERE TO SELL TO ADVANCE STRATEGY, MAXIMIZE EARNINGS AND REDUCE VOLATILITY
~40% TONS
CORRUGATED PACKAGING
Optimize product and customer mix
~15% TONS
CONSUMER PACKAGING
Optimize product, customer and geographic mix
~45% TONS
GLOBAL PAPER
Optimize geography, substrate and customer mix
CONVERTING OPS/DISTRIBUTION
CUSTOMERS
PRODUCT FLOW
FEEDBACK LOOP

SUPPORT STRATEGY

- Leverage channel flexibility to deliver most profitable business mix through market cycles
- Improve financial performance and reduce earnings volatility leveraging geographic reach, asset flexibility and channel options
- Focus on long-term asset footprint and capital investments aligned with market and product strategy
- Enhance visibility into product line profitability

FLEXIBILITY TO SUPPORT 2025 GOALS

LEVERAGE THE POWER OF ONE WESTROCK

53
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

LEADER WITH BROAD PORTFOLIO

LEVERAGE THE POWER OF ONE WESTROCK

NORTH AMERICAN AND GLOBAL LEADERSHIP

- North America and global market leader:
  - #1 North American producer in packaging paper grades
  - #2 global producer in packaging paper grades
  - #1 North American producer of SBS, kraft paper, and UUK
  - #1 global producer of SBS, UUK, and saturating kraft
- Cost competitive global mill network with advantaged positions in white top linerboard, SBS, CNK and kraft paper
- Virgin and recycled mix enables us to meet the needs of North American and global customers across end markets


GEOGRAPHY
FY21 TONS
EUROPE
4%
AFRICA
1%
ASIA/ PACIFIC
10%
LATIN AMERICA
17%
NORTH AMERICA
68%


SUBSTRATE
FY21 TONS
OTHER
12%
CNK
5%
CRB/ URB
6%
KRAFT PAPER
16%
SBS
21%
CONTAINER -BOARD
40%

COMPLEMENTARY TO PACKAGING BUSINESSES


55% BROADER MARKET PARTICIPATION
45% OVERLAP WITH WRK PACKAGING
GLOBAL PAPER VOLUME
FY21 TONS
KRAFT PAPER
15%
EXPORT CONTAINER - BOARD
14%
COMMERCIAL PRINT
4%
SBS FOODSERVICE
3%
OTHER
19%
45%

Participation in core packaging markets and diversified end markets with different demand dynamics

FY21: ~6 MILLION TONS, ~$5 BILLION REVENUE, ~18% EBITDA MARGINS

NOTE: FY21 SHIPMENT BREAKDOWNS; OTHER SUBSTRATES INCLUDE SATURATING KRAFT (DURASORB), UUK (KRAFTPAK), AND PULP.
OTHER GLOBAL PAPER VOLUME INCLUDES PULP, DURASORB, LIQUID PACKAGING AND TOBACCO

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

54

WestRock

 Latin America: growing market and leading position  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  55  Growing packaging market      15 million ton market projected to grow at more than twice the rate of North America Demand driven by economic growth and export product expansion in produce, protein, industrial goodsMarket need for six million tons of imports, primarily virgin products, to meet performance requirements in key end marketsLeading positions and broadest offeringExpansion completed at world-class containerboard mill at Três Barras, Brazil offering differentiated HyPerformTM linerboard Partnership with Grupo Gondi, a fiber-based packaging leader, provides platform to serve WestRock customersin MexicoCompetitive WestRock virgin assets geographically advantaged to serve growing Latin American containerboard and paperboard demand  UNRIVALED SYSTEM TO SERVE Latin America                                                                                                                                                                                                                                                                                               WestRock Três Barras mill750,000 ton, virgin containerboard mill; global 1st quartile  WestRock NA Virgin mill systemLeading producer with 17 virgin containerboard and paperboard mills  Leading, integrated producer of corrugated and consumer packaging  accretive WestRock Business with attractive growth profile and options for increased participation  Focus on sustainability    Margin improvement and increasing efficiency        Focus on sustainability    Margin improvement and increasing efficiency

FOCUS SUPPORTS MARGIN IMPROVEMENT AND INTEGRATED GROWTH

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

GLOBAL PAPER FOCUS ON MOST ATTRACTIVE END MARKETS

FY21 END MARKET PARTICIPATION


HIGH
WESTROCK PROFITABILITY
LOW
DOMESTIC WHITETOP
CNK BEVERAGE
CNK PACKAGING
KRAFT PAPER
DOMESTIC KL/MEDIUM
SBS COMM.PRINT
CRB
SBS FOODSERVICE
EXPORT CONTAINER BOARD
SBS PACKAGING
KRAFTPAK DURASORB
SBS TOBACCO
PULP
SBS LIQUID PACKAGING
BUBBLE SIZES REPRESENTS RELATIVE GLOBAL PAPER VOLUME
LOW
EXPECTED MARKET GROWTH
HIGH

WHERE WE HAVE RIGHT TO WIN

PRIORITIZE END MARKETS AND CUSTOMERS

- Market leadership positions with low-cost assets
- Longstanding independent converter relationships
- Accelerated growth driven by sustainability trends (e.g., plastic replacement)
- Ability to replace lower margin segment volumes and balance participation with market demands

REDUCE POSITION AND IMPROVE PROFITABILITY

- More selective/strategic participation with internal growth
- Level of participation aligned with strategic priorities and footprint choices
- Focus on subset of markets in export containerboard with leading positions and right to win

SEGMENT CHOICES ENABLED BY FLEXIBILITY OF WESTROCK NETWORK

56
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

 Flexible assets, global reach to navigate dynamic markets  NOTE: Other grade flexibility in the SBS/CNK system includes containerboard and UUK© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  57  Focus on sustainability    Margin improvement and increasing efficiency  Focus on sustainability    Margin improvement and increasing efficiency

 Flexibility Case study: Evadale mill  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  Sbs to linerboard    Demonstrated actions balanced our SBS supply and customer demand enabling significant margin improvement  58  Shifted ~180K tons/year of production from SBS to virgin linerboard in late 2020Alternative of downtime or execution of announced mill capacity reductionResponse to rapid corrugated packaging growth and continued softness in SBS marketsDrove ~$70 million annual EBITDA benefitSBS to CNKShifted production from SBS foodservice to CNK in April 2021~90K tons/year run rate Production moves delivered more than $10 million of annual EBITDA benefit  Focus on sustainability    Margin improvement and increasing efficiency  Focus on sustainability    Margin improvement and increasing efficiency

ACCELERATING DELIVERY OF STRONG FINANCIAL PERFORMANCE

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

WHAT WE'VE DONE

- ✓ Built a distinctive capacity to execute our strategy leveraging commercial excellence including clear governance, systems and processes
- ✓ Improved Global Paper margins from 14.8% to 17.7% from FY20 to FY21; delivered 20% margins in Q2 FY22
- ✓ Executed 8 paperboard, 4 containerboard and 5 kraft paper price increases since October 2020
- ✓ Renegotiated long-term contracts with key customers, resetting business to current market and improving overall mix
- ✓ Flexed capacity to serve changing market needs

WHERE WE'RE GOING | WESTROCK 2.0

- Grow strategic paper customer relationships while supporting profitable growth of packaging segments
- Invest and grow in attractive geographies (e.g., Latin America)
- Continue reducing exposure to lower margin business
- Grow in plastic replacement applications with existing products and commercialization of new products
- Expand flexibility to navigate dynamic markets leveraging asset, market and geographic breadth
- Leverage commercial excellence capability to improve margins and reduce volatility

WELL POSITIONED TO DRIVE IMPROVED PROFITABILITY FOR WESTROCK

59
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

 Tom StigersPresidentmill operations  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  60

WESTROCK'S STRATEGY TO ACHIEVE LONG-TERM VALUE CREATION

MILL SYSTEM KEY MESSAGES

LEVERAGE THE POWER OF ONE WESTROCK TO DELIVER UNRIVALED SOLUTIONS TO OUR CUSTOMERS

Combined mill network enables knowledge sharing across the network and standardization that drives improved operational efficiencies

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

Required improvements to meet our science-based targets are primarily mill-based and our path to reaching those goals is complementary to our asset improvement plan

RELENTLESS FOCUS ON MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

Comprehensive productivity improvement program will lower manufacturing cost through process optimization, capital investment and digital analytics

EXECUTE DISCIPLINED CAPITAL ALLOCATION

Directing capital investment to mills with highest long-term value will drive a step change in cost and capabilities of our asset base

61
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

COMPREHENSIVE MILL NETWORK

NORTH AMERICA



BRAZIL
INDIA

CONTAINERBOARD/ KRAFT PAPER
- Cowpens, SC
- Dublin, GA
- Fernandina Beach, FL
- Florence, SC
- Hodge, LA
- Hopewell, VA
- Jacksonville, FL
- La Tuque, QC
- Longview, WA
- Morai, India
- Panama City, FL
- Roanoke Rapids, NC
- Solvay, NY
- Stevenson, AL
- Tacoma, WA
- Três Barras, Brazil
- West Point, VA

SOLID BLEACHED SULFATE (SBS)
- Covington, VA
- Demopolis, AL
- Evadale, TX

COATED RECYCLED BOARD (CRB)
- Battle Creek, MI
- Dallas, TX
- Sheldon Springs, VT
- Stroudsburg, PA
- St. Paul, MN

UNCOATED RECYCLED BOARD (URB)
- Aurora, IL
- Chattanooga, TN
- Eaton, IN
- Lynchburg, VA

UNBLEACHED KRAFT (UUK/CUK)
- North Charleston, SC
- Cottonton, AL

EXTRUSION
- Low Moor, VA
- Pointe-aux-Trembles, QC
- Silsbee, TX

GRUPO GONDI JV
- Mexico City, Mexico
- Guadalajara, Jalisco
- San Luis Potosi, San Luis Potosi
- Monterrey, Nuevo Leon

CAPACITY
16 MILLION annual production tons

FIBER SOURCING
65% virgin
35% recycled

CAPACITY AND FIBER SOURCING EXCLUDING GRUPO GONDI JOINT VENTURE

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

62

IMPROVING THE COMPETITIVENESS OF OUR MILLS THROUGH STRATEGIC INVESTMENTS

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

EXECUTE DISCIPLINED CAPITAL ALLOCATION

STRATEGIC INVESTMENTS PAYING DIVIDENDS

INTERNAL RATE OF RETURN



25+%
20%
16%
30%
PRODUCTIVITY
WEST POINT
FLORENCE
TRÊS BARRAS

- **PRODUCTIVITY:** $600 million+ invested on small to mid-size cost justified projects since 2018 with projected returns over 25%
- **WEST POINT:** Woodyard optimization
- **FLORENCE:** Fiber, energy, labor and system benefits
- **TRÊS BARRAS:** Targeted increase in production of 230,000 tons/year and cash cost reduction of $40/ton

CURRENT FOCUS

- Increasing investment to modernize strategic assets
- Prioritizing mills with highest value as defined by scale, asset quality and strategic fit

CASE STUDY

HODGE: ~$95 million woodyard replacement expected to reduce cash costs by over $20/ton generating an 18% IRR





63

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

WestRock

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

PRODUCTIVITY IMPROVEMENT PROCESS GENERATING SUBSTANTIAL OPERATING BENEFITS AND REDUCED COSTS

FOCUS AREAS

Centralized process enabling **PRIORITIZATION** of resources across the entire mill division

Deploying **STANDARDIZED TOOLS** across the network

Utilizing rapid deployment methodology and zero-loss analysis to determine **FULL POTENTIAL** of mills

Creating a **CULTURE** of continuous improvement

OPERATING SYSTEM


ENTERPRISE OPTIMIZATION
OPERATIONAL EFFECTIVENESS
CUSTOMER FOCUS
COMMERCIAL EXCELLENCE
WESTROCK OPERATING SYSTEM

RESULTS

- Asset utilization improvements enable footprint consolidation and greater capital efficiency
- Targeting $20/ton reduction in average mill cash costs
- Reliability gains reduce production and cost variability
- Pipeline of high-return capital projects at strongest assets
- Engaged workforce driving productivity

64
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

OPTIMIZING OUR MILL SYSTEM TO ATTAIN WESTROCK'S SUSTAINABILITY GOALS

- Mill system primary driver for achieving water and greenhouse gas reduction objectives
- Significant progress in recent years
  - Less reliance on coal
  - Reduced water consumption
- Definitive plans in place to meet science-based targets (SBTi) by 2030
- Will achieve goals while generating positive financial returns on invested capital
- Actions to improve sustainability complementary to footprint optimization plans

WATER TREATMENT LAGOON



INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

65
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

 Investing in digital tools to improve operations  Accelerating investment in digital tools driving substantial performance gainsCapabilities have enabled rapid machine optimization during ramp-upAnalytic modeling enables process simulation enhancing operator trainingFlorence is beta site for digital tools to leverage across the system  Digital tools and analytics  Florence paper machine  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  66  Focus on sustainability    Margin improvement and increasing efficiency  $200 million in cost reduction opportunity  Focus on sustainability    Margin improvement and increasing efficiency

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

ACCELERATING DELIVERY OF STRONG FINANCIAL PERFORMANCE

WHAT WE'VE DONE

- ✓ Consolidated mill operations standardizing processes and driving better efficiencies
- ✓ Implemented productivity programs that direct resource allocation and accelerate savings capture
- ✓ Improved flexibility of our mill system to better serve our internal converting and Global Paper businesses
- ✓ Closed high-cost, capital-intensive mills to direct capital to more attractive investments

WHERE WE'RE GOING | WESTROCK 2.0

- Invest strategically in upgrading the quality of our mill assets through footprint changes and reinvestments with IRR hurdle rates of 15% (large projects) to 25% (small projects)
- Reduce cash costs by projected $20/ton resulting in $300 million potential annual benefit through targeted investments and uniform productivity improvement processes
- Attain our SBTi of a 27.5% reduction in GHG emissions through focused investments and optimizing our footprint
- Accelerate investment in new digital capabilities enabling estimated $200 million additional annual cost reduction

TARGETING $500 MILLION IN ANNUAL COST REDUCTION AND IMPROVING RETURN ON INVESTED CAPITAL

67
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

 Peter Andersonchief supply chain officer  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  68

WESTROCK'S STRATEGY TO ACHIEVE LONG-TERM VALUE CREATION

SUPPLY CHAIN KEY MESSAGES

LEVERAGE THE POWER OF ONE WESTROCK TO DELIVER UNRIVALED SOLUTIONS TO OUR CUSTOMERS

Working closely with customers and suppliers to further leverage scale opportunities

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

Establishing integrated supply chain leveraging the network in planning and logistics, including warehouse consolidation, inventory optimization and increasing service levels

RELENTLESS FOCUS ON MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

Implementing short- and long-term actions to ensure continuity of supply while reducing costs and improving service

EXECUTE DISCIPLINED CAPITAL ALLOCATION

Utilizing technology to reduce costs and optimize asset utilization

69
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

 FROM  TO  Optimized by converting plant and mill across the network  Fully optimized for One WestRock utilizing new planning capabilities and reducing working capital  Disparate planning systems across the enterprise  Common planning systems across WestRock providing visibility and optimization across the network  Suboptimal transportation modes and inventory mis-aligned with converting plant needs  Optimized freight routings and appropriate use of regional distribution centers  Independent plant-led initiatives to drive increased asset utilization  Centralized, zero-loss approach to waste across all plants  Decentralized approach for purchasing decisions  Centralized Purchasing team, taking advantage of scale purchases and driving compliance  Significant opportunity exists to optimize across the integrated supply chain    © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  70  Relentless focus on margin improvement and increasing efficiency    INVENTORY      PLANNING      LOGISTICS      HIDDEN FACTORY      PURCHASING    Focus on sustainability    Margin improvement and increasing efficiency

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

PRODUCTIVITY IMPROVEMENT PROCESS GENERATING SUBSTANTIAL OPERATING BENEFITS AND REDUCED COSTS

FOCUS AREAS

- Delivering an **INDUSTRY-LEADING SUPPLY CHAIN** to customers and working more closely with them to leverage synergies
- **REDUCING OUR FOOTPRINT AND EMISSIONS** through optimal supplier choices focusing on the sustainability of our operations
- Rolling out **NEW TOOLS AND CAPABILITIES** enterprise-wide to reduce costs and drive productivity
- Driving **INCREASED PRODUCTIVITY** of existing assets, and minimizing and optimizing capital requirements through advanced technologies

OPERATING SYSTEM


ENTERPRISE OPTIMIZATION
OPERATIONAL EFFECTIVENESS
CUSTOMER FOCUS
COMMERCIAL EXCELLENCE
WESTROCK OPERATING SYSTEM

RESULTS

- Elimination of functional silos facilitating enterprise optimization
- Improved on-time, in-full (OTIF) to our customers
- Reduced non-optimal freight, demurrage and sub-optimal routings
- Increased reliability and asset utilization, driving cost optimization opportunities across the network
- Strengthened compliance and standardized processes allowing for centers of excellence and shared service activities
- Engaged workforce driving productivity and reducing attrition

71
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

SUPPLY CHAIN OPPORTUNITIES TO REDUCE COSTS AND IMPROVE MARGINS

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY
EXECUTE DISCIPLINED CAPITAL ALLOCATION

RUN-RATE OPERATING PROFIT IMPROVEMENTS ($M/YR)


~$150-$200M
~$175-$200M
OEE Improvements in converting plants
Planning efficiencies
Optimal mode selection
SKU rationalization
~$30-$50M
Network Optimization
Demurrage
Inventory rationalization
Talent stabilization
Indirect
Direct
LOGISTICS
PLANNING
CONVERTING PLANTS
PURCHASING

ADDITIONAL OPPORTUNITIES

- One-time working capital reduction across all inventories of $300-$400 million
- Alignment of commercial and supply chain goals to optimize margins
- Improving service levels and customer retention
- Upgrading analytics and predictive capabilities
- Purchasing and logistics benefits from shared initiatives with customers

WELL-POSITIONED TO DRIVE IMPROVED MARGINS AND ROIC

72
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

ACCELERATING DELIVERY OF STRONG FINANCIAL PERFORMANCE

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

WHAT WE'VE DONE

- ✓ Created a cross-functional Supply Chain team spanning all areas from supplier to customer
- ✓ Completed the analysis of areas to prioritize and implemented initiatives to drive value for both WestRock and our customers
- ✓ Implemented standardized productivity tools and metrics across the enterprise to drive both cost and capital savings
- ✓ Ensured continuity of supply to our customers
- ✓ Focused on quick wins to drive immediate benefits

WHERE WE'RE GOING | WESTROCK 2.0

- Implement end-to-end processes and world-class systems
- Increase asset utilization across all converting facilities driving improved overall equipment effectiveness
- Leverage new ways of working and opportunities for teammates driving increased professional development and belonging
- Construct integrated planning, optimizing inventory throughout the network to reduce freight, warehousing and overall inventory levels by $300-$400 million
- Accelerate WestRock Operating System initiatives and digital transformation

TARGET PRODUCTIVITY IMPROVEMENT BY FY25
OF $400 MILLION TO $500 MILLION ANNUALLY

73
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

 Margaret HerndonChief marketing Officer  74  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

WESTROCK STRATEGY TO ACHIEVE LONG-TERM VALUE CREATION

SUSTAINABILITY AND INNOVATION KEY MESSAGES

LEVERAGE THE POWER OF ONE WESTROCK TO DELIVER UNRIVALED SOLUTIONS TO OUR CUSTOMERS

Drive profitable growth by utilizing WestRock's differentiated portfolio to deliver agile packaging solutions at scale

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

Build on WestRock's capabilities in materials science, packaging design, packaging machinery and digital solutions to address complex customer challenges

RELENTLESS FOCUS ON MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

Develop and launch solutions that provide market expansion in new categories, growth in current markets and efficiency improvement for WestRock and its customers

EXECUTE DISCIPLINED CAPITAL ALLOCATION

Invest in people, processes and technologies to enable profitable innovation that continues to differentiate WestRock from the competition

75
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 Westrock purpose    Innovate Boldly. Package sustainably.TM  76    Innovate with focus on sustainability and growth  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.    Innovate with focus on sustainability and growth

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

WESTROCK PURPOSE

INNOVATE Boldly.
Package **SUSTAINABLY**.™

#1

most associated with **INNOVATIVE** among packaging customers and prospects (unprompted)

33%+

of customers say WestRock is the leading brand for delivering **SUSTAINABLE** and environmentally friendly packaging products and solutions

*SOURCE: 2022 WESTROCK BRAND HEALTH STUDY

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

77

WestRock

 SUSTAINABILITY IS CORE TO OUR PURPOSE AND GROWTH  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED        Bettering the planet  Supporting people and communities  INNOVATING FOR OUR CUSTOMERS AND THEIR CUSTOMERS  78    Innovate with focus on sustainability and growth  Scan to read westrock’s 2021 sustainability report    Innovate with focus on sustainability and growth

SUPPORTING PEOPLE AND COMMUNITIES

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

SAFETY

100%
safe culture

TRAINING + EDUCATION

Provide access to training for **ONE MILLION** Individuals by 2030

DIVERSITY + INCLUSION

ADVANCE OUR LEADERSHIP in diversity, inclusion and belonging

SCAN TO READ WESTROCK'S 2021 SUSTAINABILITY REPORT

CREATING A "100% SAFE" CULTURE

- Zero life-changing events

BUILDING THE WORKFORCE OF TOMORROW

- STEM, manufacturing, tech skills
- Investment $4.5 million

ADVANCING DIVERSITY

- 2025 diversity goals established and included in executive compensation
- Supplier diversity goal of >$975 million in spend with diverse suppliers
- Recognized by the Human Rights Campaign Foundation

BEST PLACES TO WORK 2022 for LGBTQ+ Equality 100% CORPORATE EQUALITY INDEX

BEST PLACES TO WORK 2021 for LGBTQ Equality 100% CORPORATE EQUALITY INDEX

79
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

BETTERING THE PLANET

CARBON
(GHG EMISSIONS)

SBTi Target
27.5%
reduction of greenhouse gas (GHG) by 2030

WATER STEWARDSHIP

15%
reduction of water intake

SUSTAINABLE FORESTRY

Promote sustainable forestry and **REMAIN FOREST POSITIVE**

SCAN TO READ WESTROCK'S 2021 SUSTAINABILITY REPORT

GREENHOUSE GASES

- Since 2015, 22% reduction in absolute Scope 1 and Scope 2 market-based emissions;
  15% reduction in GHG emissions per ton of production

WATER STEWARDSHIP

- Committing $15 million to forest and water stewardship projects
- Enhancing the water management systems across our mills

SUSTAINABLE FORESTRY

- Engage with 10,000 landowners supporting responsible forestry practices by 2030
- Support certification of 1.5 million acres of forestland to recognized forest management standards by 2030

80
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

INNOVATING FOR OUR CUSTOMERS' CUSTOMERS

SUSTAINABLE PACKAGING

100%
portfolio of recyclable, compostable or reusable packaging by 2025

SCAN TO READ WESTROCK'S 2021 SUSTAINABILITY REPORT

WESTROCK PORTFOLIO

- 96.9% of our packaging sales are recyclable, compostable or re-usable today

WESTROCK RECYCLING

- Innovative recycling partnerships, state-of-the-art technology and broad geographic coverage through 18 U.S.-based recycling facilities
- Manage 7.4 million tons of recycled fiber; 5.6 million tons consumed in our own operations (FY21)

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

81
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

 BEST-IN-CLASS INNOVATION ENGINELeveraging deep domain expertise to generate patented solutions, winning awards  82  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.    Innovate with focus on sustainability and growth  Technology PLATFORMS  2,600Total worldwide granted patents and pending applications  2x Increase in patents and applications since early 2018  70Industry and customer awards won for service, innovation and design (2021)  MATERIALS SCIENCE  PACKAGINGDESIGN  PACKAGINGMACHINERY  DIGITAL            Innovate with focus on sustainability and growth

 opportunities across high-growth industriesWell-positioned to solve customer problems with differentiated solutions  83  *Total packaging sales only. Source: Euromonitor Packaging, Technomic, IQVIA and Kantar Retail IQ. All the data is 2021-25 CAGR and represents global projections, except for TechNomic which is only US. Data is unit based when available© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.    Food  Beverage  Healthcare  E-commerce  Foodservice  Beauty & personal care  % of total FY21 sales*  31%  12%  7%  6%  2%  3%  Cagr 2021-2025  3%  3%  5%  13%  4%  2%  Products commercialized to serve industries                Innovate with focus on sustainability and growth    Innovate with focus on sustainability and growth

RELENTLESS FOCUS ON THE CUSTOMER
CREATING "TRUSTED PARTNER" RELATIONSHIPS

100s
THOUGHT LEADERSHIP SESSIONS


LEON NICHOLAS
Vice President
WestRock Insights & Solutions

1000s
INNOVATION WORKSHOPS


RICHMOND, VIRGINIA
WestRock's Tech Labs

1 BILLION
MEDIA HITS


DON'T FORGET
TO RECYCLE YOUR
PIZZA BOXES

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

84
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

CUSTOMER REALITIES CREATING MARKET OPPORTUNITIES

SOLVING COMPLEX CHALLENGES WITH THE INDUSTRY'S MOST COMPREHENSIVE PORTFOLIO

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

CUSTOMER NEEDS + MACRO TRENDS	**SUSTAINABILITY**	**E-COMMERCE**	**DIGITALIZATION AND AUTOMATION**	**LABOR SHORTAGES / SUPPLY CHAIN DISRUPTIONS**
INDUSTRY OPPORTUNITY	**~$50B** PLASTIC REPLACEMENT	**~$100B** E-COMMERCE PACKAGING	**~$20B** CONNECTED PACKAGING	**~$20B** PACKAGING AUTOMATION

WESTROCK'S DIFFERENTIATED PORTFOLIO

INSIGHTS | DESIGN | PAPER | CORRUGATED | CONSUMER | AUTOMATION | DISPLAYS | DISTRIBUTION

SOURCE: MCKINSEY CONSULTING, SMITHERS, PMMI WORLD PACKAGING MACHINERY REPORT 2021

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

WestRock

85

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

INNOVATING IN PRODUCE
SCALING FROM ONE CUSTOMER TO CATEGORY



- Wanted a sustainable solution for celery and reduced supply chain risk
- Will eliminate 2,000 tons of non-recyclable landfill waste
- Scale to fruit and vegetable segments, adding automation

FROM PLASTIC CONTAINERS









~$1B PRODUCE OPPORTUNITY

4% PRODUCE CAGR

TO FIBER-BASED CONTAINERS



EVERGROW™



WETTECH™



AUTOMATION FOR PUNNETS

86

SOURCE: EUROMONITOR & CREDIBLE MARKET REPORTS
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

INNOVATING IN PERSONAL CARE
SCALING FROM ONE CATEGORY TO ADJACENT CATEGORIES

CHAGRIN VALLEY SOAP & SALVE COMPANY



SOAP & SALVE
COCONUT STICK
DEODORANT

- Created a high-quality, fiber-based packaging alternative for deodorant line
- Eliminated plastic packaging, printed labels and shipping filler
- Scale to other oil-based products, powders



SUNSCREEN
LIP STICK
~$1B
OPPORTUNITY FOR TUBES
2%
PERSONAL CARE CAGR
LIP BALM
DEODORANT

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

SOURCE: UNITS FROM EUROMONITOR PASSPORT PACK DATABASE

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

87

WestRock

 Innovating across our portfoliosolving customer problems in a way no other company can  Include a graphic to show the different parts of our portfolioINCLUDE THAT WE HAVE OVER 400 PRODUCTS  88  Provides Customer and market insights  Creates minimalistic Carton design  ManufacturesPaperboard  Produces food sleeve  CLUSTER-PAK® EVOTECH™ MACHINE                    Automates assembly of consumer sleeve          Innovate with focus on sustainability and growth  Customer insights, sustainable packaging plus automation          3%FOODCAGR      $20BPackagingautomation    Source: PMMI – World Packaging Machinery Report 2021© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.      Innovate with focus on sustainability and growth

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

INNOVATING IN DIGITAL

CONNECTED SOLUTIONS TO DRIVE BRAND ENGAGEMENT, ITEM VISIBILITY, EFFICIENCY

$20B
CONNECTED SOLUTIONS

CONNECTED PACKAGING

Do you have a unique story to tell about your farm and the farm-to-fork journey?

What would a recall do to your company? Do you have a recall plan in place?



Can you engage with consumers to share your sustainability story or promotions?

What could the ability to track products in real-time do to improve the efficiencies of your business?

DIGITAL DISPLAYS


Hey Atlanta!
Suffering from a stuffy nose?
allergy

CONNECTED MACHINES



SCAN HERE TO LEARN MORE ABOUT CONNECTED AUTOMATION AT WESTROCK

"DIGITAL INNOVATIONS ARE ENABLING COMPANIES TO COMPLETELY TRANSFORM WHAT PACKAGING CAN DO*."

*"TRANSFORMING THE ORDINARY WITH SMART CONNECTED PACKAGING" ACCENTURE, NOV, 2021

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

89

WestRock

 DRIVING Growth: ONE WESTROCK THE Customer is at the center of everything we do  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  90    Innovate with focus on sustainability and growth      One WestRock solutions      Attractive industry Markets/ growth       Innovating for profitable growth  Differentiated value proposition across industry growth markets   Leverage the power of our capabilities across primary, secondary and tertiary packaging>$8 billion cross-sell opportunity  Solve our customers biggest challenges in packaging through materials science, design, automation and digital     Innovate with focus on sustainability and growth

ACCELERATING DELIVERY OF STRONG FINANCIAL PERFORMANCE

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

WHAT WE'VE DONE

- ✓ Accelerated a key part of the circular economy through fiber-based packaging
  - ✓ Committed to an SBTi on GHG emissions
  - ✓ Made progress on our 100% safe culture and diverse workforce
  - ✓ Set goal of 15% reduction of water intake
- ✓ Aligned core capabilities to drive One WestRock "customer-first" solution selling across Marketing, Innovation, Commercial Excellence and Sustainability
- ✓ Developed world-class innovation capabilities, innovation pipeline and customer co-creation approach

WHERE WE'RE GOING | WESTROCK 2.0

- Continue to drive the circular economy as a leader in the packaging industry and make progress on:
  - SBTi, water and 100% recyclable portfolio targets
  - Diversity, Inclusion, Equity and Belonging goals
  - Building a 100% safe culture
- Capitalize on delivering sustainable, automated and connected solutions across primary, secondary and tertiary packaging as the WestRock point of differentiation
- Grow our revenue from innovation products and solutions by 2x

LEVERAGING SUSTAINABLE INNOVATION CAPABILITIES TO GROW WITH ADDITIONAL ~$190 BILLION ADDRESSABLE MARKET

91
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

 Alex PeaseChief financial Officer  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  92

 WESTROCK’S STRATEGY TO achieve long-term value creation  93  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  Leverage the power of one WestRock to deliver unrivaled solutions to our customers Focus on attractive markets where our diverse portfolio is valued and rewarded  Innovate with focus on sustainability and growthDrive innovation in material science, packaging design, packaging machinery, and digital solutions to help customers meet their sustainability and profitability goals  Relentless focus on margin improvement and increasing efficiencyMaximize the operational effectiveness and efficiency of our assets and systems through the WestRock Operating System to improve financial performance   Execute disciplined capital allocationBalanced approach to deploying our capital focused on: strategic investments, sustainable and growing dividend and opportunistic share repurchases

 Strong platform to build on  94  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  unique platform supports flexibility and long-term growth  FY21    FY2021      SEGMENT SALES  ADJ. EBITDA  ADJ. EBITDA MARGIN  Corrugated Packaging  $8.4B  $1.4B  16.6%  Consumer Packaging  $4.4B  $721M  16.3%  Global Paper  $5.0B  $884M  17.7%  Distribution  $1.3B  $68.8M  5.5%  WestRock  $18.7B  $3.0B  16.0%  Broad portfolio of sustainable fiber-based packagingAttractive, growing end marketsUnique capabilities and full range of solutions    FY21DIVERSE END MARKETS    Packaged Food    Distribution + Paper    Beverage    Retail + E-commerce    Industrial    Healthcare    Home, Beauty + Personal Care    Other    Pizza    Foodservice                      FY21 SEGMENT SALES        44%Corrugated Packaging  23%Consumer Packaging  7%Distribution  26%GlobalPaper

FINANCIAL STRENGTH

ACCESS TO LIQUIDITY

>$1B ADJUSTED FREE CASH FLOW

>$3B COMMITTED LONG-TERM LIQUIDITY*

ATTRACTIVE MATURITY SCHEDULE

- Staggered maturity ladder
- Average coupon of ~4% per year
- 80% fixed/20% floating

INVESTMENT GRADE PROFILE

Baa2 MOODY'S

BBB S&P

1.75X TO 2.25X NET LEVERAGE TARGET

DEBT MATURITIES

$ MILLIONS



$376
$85
$1,154
$638
$1,372
$587
$1,107
$757
$414
$307
$507
$683
$89
$150
FY22
FY23
FY24
FY25
FY26
FY27
FY28
FY29
FY30
FY31
FY32
FY33
FY34-42
FY47

*COMMITTED LONG-TERM LIQUIDITY INCLUDES CASH AND CASH EQUIVALENTS

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

95

 Pricing has been resilient  96  Source data: RISI, internal sources. Note: % change in pricing reflects variance from peak to trough© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  HISTORICAL CONTAINERBOARD TRENDS  2000 – 2021 CAGR of 4%                      -26%  -16%  -17%  -20%    -5%  +31%  +57%  +20%  +19%  +23%  +22%

VALUE CREATION MODEL

SUSTAINABLE REVENUE GROWTH

- Focusing on attractive, faster-growing markets: Food, e-commerce, healthcare, beverage, etc.
- Providing flexibility with strategic Global Paper business
- Addressing changing customer needs
- Driving innovation and sustainability solutions
- Cross-selling full range of primary, secondary, and tertiary packaging and machinery

CORE TAM ~$320 BILLION
INNOVATION TAM ~$90 BILLION
~50% OF REVENUE FROM MARKETS GROWING AT 4% AVG. CAGR*

MARGIN EXPANSION

- $500 million opportunity in our mills
- $400-$500 million opportunity in supply chain optimization
- Investing in modernizing our assets
  - 15%-25% IRR in modernization investments
- 200 bps opportunity in G&A
- Strategic leverage of Global Paper position to balance supply with customers' demand

>300 BPS MARGIN OPPORTUNITY
15%-25% IRR INVESTMENTS

STRONG FREE CASH FLOW

- Consistent free cash flow generation with six consecutive years >$1 billion
- >$300 million in working capital unlock
- Strong cash conversion over time
- Supports ability to achieve strategic priorities

>$5.50/SHARE

DISCIPLINED CAPITAL ALLOCATION

- Organic investment opportunities with 15%-25% IRRs
- Sustainable and growing dividend
- Disciplined tuck-in acquisitions
- Opportunistic share repurchases
- 45% of operating cash flow dedicated to organic profitable growth

ROIC >10%

*2021 - 2025

97
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

LEVERAGE THE POWER OF ONE WESTROCK

INDUSTRY MEGATRENDS IMPACTING OUR CUSTOMERS

SUSTAINABILITY
$50 billion plastic replacement opportunity

CHANGING CONSUMER AND CUSTOMER PREFERENCES

E-COMMERCE
13% of U.S. retail sales and growing

DIGITALIZATION + AUTOMATION
$20 billion connected packaging opportunity

RETAIL MARGIN COMPRESSION

LABOR SHORTAGES/ SUPPLY CHAIN DISRUPTIONS
$20 billion packaging automation opportunity

BROAD PORTFOLIO AND COMPLETE SOLUTIONS TO ADDRESS OUR CUSTOMERS' MOST PRESSING NEEDS

98
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.
WestRock

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

SIGNIFICANT MARGIN EXPANSION OPPORTUNITIES

OPPORTUNITIES

CORRUGATED

- Shifting mix towards local customers
- Reducing employee turnover and absenteeism
- Upgrading asset footprint
- Corrugated Global TAM of $195 billion

CONSUMER

- Delivering innovative and sustainable fiber-based packaging solutions
- Managing customer mix proactively
- Driving value-added solutions selling
- Consumer Global TAM of $125 billion

MILLS

- Investing in high-return projects to drive competitive positioning
- Accelerating digital capabilities
- Mills savings opportunity of $500 million

SUPPLY CHAIN

- Driving world-class sales and operations planning
- Optimizing logistics footprint
- Improving freight utilization and efficiency
- Supply chain savings opportunity of up to $500 million

OPERATING SYSTEM


ENTERPRISE OPTIMIZATION
OPERATIONAL EFFECTIVENESS
CUSTOMER FOCUS
COMMERCIAL EXCELLENCE
WESTROCK OPERATING SYSTEM

RESULTS


16%
EBITDA MARGIN
FY21
>19%
EBITDA MARGIN*
FY25E

99

* INCLUSIVE OF ANTICIPATED PORTFOLIO MOVES

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

WestRock

 Strong cash flow engine supports capital allocation  100  *FY22E represents midpoint of EBITDA guidance and $1.3B Free Cash Flow© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  On pace for 7th consecutive year of free cash flow above $1 Billion  ADJ. FREE CASH FLOW($ millions)  Stable capital investment needs of ~$1 billion before strategic investmentsWorking capital optimization through integrated supply chain to drive >$300 million in opportunity    Execute disciplined capital allocation    2016  2017  2018  2019  2020  2021  FY22E  Cash ConversionAdj. FCF/Adj. EBITDA  45%  53%  51%  32%  41%  50%  36%      Land Sales2017-2018      Pandemic Action Plan 2021  Pandemic Action Plan 2021

EXECUTE DISCIPLINED CAPITAL ALLOCATION

DISCIPLINED CAPITAL ALLOCATION STRATEGY


CAPITAL ALLOCATION
FOUNDATION BUILT ON:
Focus on ROIC
Strong Cash Flow Generation
Flexibility

M&A
FOCUS ON TUCK-IN ACQUISITIONS
✓ Established strict criteria for M&A

ONGOING CAPITAL INVESTMENT
Maintenance: $400M to $600M
Productivity: $400M to $600M
✓ Improve competitive position and support organic growth in attractive end markets

SUSTAINABLE AND GROWING DIVIDEND
$250M to $300M
✓ Raised dividend 25% since February 2021

DEBT AND LEVERAGE
Leverage target ratio* 1.75x to 2.25X
✓ Paid down approximately $1.3 billion of adjusted net debt* during FY21

OPPORTUNISTIC SHARE REPURCHASES
✓ Repurchased approx. 15 million shares totaling approx. $700 million over last 12 months

STRATEGIC CAPITAL INVESTMENTS
$200M to $500M
✓ Continued modernization of the portfolio

CAPITAL ALLOCATION PRIORITIES

1) Organic investment opportunities
2) Debt reduction with new leverage target of 1.75x-2.25x
3) Sustainable and growing dividend
4) Disciplined tuck-in acquisitions
5) Opportunistic share repurchases

*NON-GAAP FINANCIAL MEASURE. SEE NON-GAAP FINANCIAL MEASURES IN THE APPENDIX.

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

101

WestRock

 Committed to reducing net leverage  102  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED  2.10x  Committed to 1.75x to 2.25x target  2.48x  1.85x  2.89x  3.13x  2.34x    Execute disciplined capital allocation    Execute disciplined capital allocation

GO-FORWARD ACQUISITION FRAMEWORK

EXECUTE DISCIPLINED CAPITAL ALLOCATION

FINANCIAL REQUIREMENTS

- Target leverage range of 1.75x-2.25x
- ROIC > 10% by year 3
- Significant synergy opportunities
  - Technology growth
  - Geographic growth
  - Cross-selling
  - Back-office cost savings
- Attractive margin profile and asset quality

CURRENT FOCUS: TUCK-IN ACQUISITIONS

STRATEGIC REQUIREMENTS

- Geographic expansion
  - Integration investments
  - Adjacent markets
- Targeted technology
  - Materials science
  - Packaging design
  - Packaging machinery
  - Digital

ENSURES STRATEGIC ALIGNMENT AND ATTRACTIVE FINANCIAL RETURNS

103

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED

WestRock

EXECUTE DISCIPLINED CAPITAL ALLOCATION

FRAMEWORK FOR PORTFOLIO EVALUATION

EVALUATION CRITERIA


STRATEGIC FIT (ASSET OR MARKET)
MINIMUM ROIC THRESHOLD (>10%)
FUTURE GROWTH POTENTIAL
ASSET UTILIZATION AND POSITION

STRATEGIC INVESTMENTS FOR GROWTH

- In strategic markets
  - Example: Três Barras and Porto Feliz, Brazil
- To improve assets
  - Example: Florence paper mill to reduce costs

TARGETED PORTFOLIO ACTIONS

- Non-core assets (e.g., Panama City)
  - Non-strategic business
  - Sub-scale
  - Future investment requirements

ONGOING EVALUATION AND EXECUTION TO OPTIMIZE PORTFOLIO AND DELIVER HIGHER RETURNS

104
© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED
WestRock

MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

ACCELERATING DELIVERY OF STRONG FINANCIAL PERFORMANCE

WHAT WE'VE DONE

- ✓ Aligned mills into one organization
- ✓ Re-aligned segments to provide increased transparency
- ✓ Established Global Supply Chain organization
- ✓ Launched WestRock Operating System
- ✓ Completed strategic portfolio review
- ✓ Increased dividend by 25% since February 2021
- ✓ Established new, lower leverage target of 1.75x – 2.25x
- ✓ Completed share repurchase of approx. $700 million
- ✓ Added ROIC and diversity targets to executive compensation

WHERE WE'RE GOING | WESTROCK 2.0

- Drive profitable growth in large global markets
  - Corrugated TAM: $195 billion
  - Consumer TAM: $125 billion
- Drive innovation and sustainability to take advantage of $50 billion plastic replacement market
- Leverage broad portfolio of solutions to capture $8 billion cross selling opportunity
- Invest in our assets to achieve cost savings of $500 million annually
- Establish integrated supply chain and business planning to drive up to $500 million in productivity improvements

WELL POSITIONED TO INCREASE PROFITABILITY AND ACHIEVE FY25 FINANCIAL GOALS

105
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WestRock

EXECUTING OUR STRATEGY WILL DRIVE GROWTH AND MARGIN EXPANSION…



FY21
16%
EBITDA MARGIN
ONE WESTROCK
100-150 BPS
▪ Optimize product portfolio
▪ Prioritize higher margin segments
▪ Grow sales of complete solutions
INNOVATION AND SUSTAINABILITY
50-100 BPS
▪ Develop new and innovative fiber-based solutions
▪ Help customers reduce or eliminate their use of plastics
MARGIN ENHANCEMENT AND EFFICIENCY
200-300 BPS
▪ Increase asset utilization
▪ Optimize supply chain network
▪ Enhance ability to match supply with customers' demand
▪ Drive SG&A efficiency
CAPITAL ALLOCATION
100-200 BPS
▪ Optimize around core businesses
▪ Focus on ROIC-based decision making
Reinvestment to drive growth and profitability
FY25*
>$4.0
BILLION IN EBITDA
>19%
EBITDA MARGIN

*INCLUSIVE OF ANTICIPATED PORTFOLIO MOVES

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 …Allowing Us to deliver on our 2025 financial targets*  107  >$4.0bfy25 ebitda  >19%FY25 EBITDA MARGIN  >10% Return on invested capital  >$5.50Fy25 free cash flow per share  *Inclusive of anticipated portfolio moves© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

 David SewellChief Executive Officer  108  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

 WESTROCK’S STRATEGY TO achieve long-term value creation  109  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  Leverage the power of one WestRock to deliver unrivaled solutions to our customers Focus on attractive markets where our diverse portfolio is valued and rewarded  Innovate with focus on sustainability and growthDrive innovation in materials science, packaging design, packaging machinery, and digital solutions to help customers meet their sustainability and profitability goals  Relentless focus on margin improvement and increasing efficiencyMaximize the operational effectiveness and efficiency of our assets and systems through the WestRock Operating System to improve financial performance   Execute disciplined capital allocationBalanced approach to deploying our capital focused on: strategic investments, sustainable and growing dividend and opportunistic share repurchases

 APPENDIX  110  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

2025 GUIDANCE ASSUMPTIONS

- Natural gas moderating from elevated levels
- Chemicals costs stable from current elevated levels
- Slight moderation in OCC towards historical average
- Stable virgin fiber prices
- Moderating freight inflation, from currently high levels
- More normalized labor and other inflation



npack II
BOBST
FRONT PANEL

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PRESENTER BIOS



DAVID SEWELL
CHIEF EXECUTIVE OFFICER

David B. Sewell is chief executive officer and president of WestRock. Previously, he was president and chief operating officer at The Sherwin-Williams Company, where he was responsible for all operating segments for the $18 billion global coatings company. He held leadership positions of increasing responsibility during his 14-year tenure at Sherwin-Williams and previously spent more than 15 years at General Electric. He earned his bachelor's degree in economics from the University of Southern California.



ROBERT QUARTARO
SENIOR VICE PRESIDENT, INVESTOR RELATIONS

Robert Quartaro currently serves as senior vice president, Investor Relations. In this role, Rob handles communications with the investment community including investor conferences, roadshows, one-on-one meetings and quarterly earnings release preparation. Previously, he served as vice president, Investor Relations, for AutoNation, America's largest automotive retailer. Rob began his career at Franklin Templeton Investments, a global investment firm. He holds a bachelor's degree in finance from Florida State University and an MBA from the University of Florida. He is also a Chartered Financial Analyst charterholder.

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WestRock

PRESENTER BIOS



PETE DURETTE
PRESIDENT, CORRUGATED PACKAGING

Pete Durette is president, Corrugated Packaging, leading the converting sales and operations for the Corrugated Packaging business. At WestRock, he was most recently the chief strategy officer and executive vice president leading the Corrugated Container business. Previously, he served as senior vice president of strategy and the leader of the Home, Health & Beauty business at MeadWestvaco (MWV). Prior to joining MWV, he was with Textron, Inc. and Marakon Associates. Pete earned a bachelor's degree in economics from Duke University and an MBA from The Wharton School of the University of Pennsylvania.



NICKIE PARKER
SENIOR VICE PRESIDENT, MERCHANDISING DISPLAYS AND GRAPHIC SOLUTIONS

Nickie Parker is senior vice president of Merchandising Displays, and is responsible for leading sales and operations for promotional displays and packaging, visual and permanent displays in our corrugated packaging segment. Nickie has served in several leadership roles during her 24-year career with WestRock (and predecessor company MeadWestvaco), including vice president of commercial excellence, managing director of the company's Asia-Pacific business based in Shanghai and vice president of WestRock's liquid packaging business. Nickie began her career with WestRock in process engineering and quality assurance. Nickie serves on the board of Partnership Against Domestic Violence and Shop! Association. She was named the TAPPI (Technical Association of the Pulp and Paper Industry) 2018 Woman of the Year. Nickie earned a bachelor of science degree in Chemical Engineering from Texas A&M University and a master of business administration from Tulane University, Freeman School of Business.

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PRESENTER BIOS



PATRICK KIVITS
PRESIDENT, CONSUMER PACKAGING

Patrick Kivits is president, Consumer Packaging, and is responsible for folding cartons and specialty packaging, including the Food, Beverage, and Home, Beauty & Health (HBH) businesses. At WestRock, he was previously president of the MPS business and executive vice president of operations for MPS for North America and China. Prior to joining WestRock, Patrick was senior vice president, EIMEA and Global Packaging for H.B. Fuller, a global manufacturer of specialty chemicals. He earned a master's degree in mechanical process engineering from Eindhoven University of Technology, The Netherlands, and an MBA from Henley Business School in the U.K.



JOHN O'NEAL
PRESIDENT, GLOBAL PAPER

John O'Neal is president, Global Paper, and is responsible for the combined sales and commercial operations for paperboard and containerboard. At WestRock, he was most recently executive vice president of the Global Food & Beverage business and served as executive vice president of the Folding Carton business. Prior to joining WestRock, John was senior vice president and chief commercial officer at Mirant Corporation. He earned a bachelor's degree in industrial engineering and operations research from the University of California, Berkeley and an MBA from the Goizueta Business School at Emory University.

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PRESENTER BIOS



TOM STIGERS
PRESIDENT, MILL OPERATIONS

Tom Stigers is president, Mill Operations, and is responsible for the combined operations of all WestRock mills. He has more than 35 years of experience in the paper industry, including 20 years with WestRock and its legacy companies, most recently as the executive vice president of Containerboard Mills. He also served as executive vice president of corrugated paper solutions for WestRock; executive vice president, mill operations for RockTenn; and vice president of Solvay paperboard for Southern Container Corp. Tom has also held various leadership roles with Champion International, Simpson, Donohue and Abitibi-Consolidated. He earned a bachelor's degree in chemical engineering from Clarkson University and bachelor's degree in paper science and engineering from the State University of New York College of Environmental Science and Forestry, as well as an MBA from Adelphi University.



PETER ANDERSON
CHIEF SUPPLY CHAIN OFFICER

Peter Anderson is chief supply chain officer and oversees a Supply Chain organization comprised of the Safety, Operational Excellence, Fiber Supply, Sales and Operations Planning, Logistics and Procurement teams. Peter has more than 30 years of supply chain leadership experience. Previously, he was vice president, Global Supply Chain, for power leader Cummins, Inc., where he led transformation efforts for the company's $17 billion supply chain. He also held positions at Ernst & Young (EY), Milk Industry Logistics, Bibby Distribution and IBM Consulting. He earned his bachelor's degree in transport and distribution from Huddersfield University in the U.K. and an MBA from Strathclyde Graduate Business School.

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PRESENTER BIOS



MARGARET HERNDON
CHIEF MARKETING OFFICER

Margaret Herndon is chief marketing officer and leads the company-wide Marketing organization, including the planning, activation and oversight of the enterprise marketing strategy. Prior to joining WestRock, Margaret served as chief marketing officer at Ericsson North America, where she was responsible for leading marketing and communications strategy. Margaret also spent 10 years with Hewlett-Packard, holding senior leadership positions in software, enterprise services and corporate marketing. Margaret earned a bachelor's degree from Georgetown University and an MBA from Columbia University.



ALEX PEASE
EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

Alex Pease is chief financial officer and executive vice president. Most recently, Alex served as the executive vice president and chief financial officer at CommScope Holding Company, an $8.5 billion leader in telecommunications and networking equipment. He previously held financial leadership positions at Snyder's-Lance, Inc., and EnPro and served as a principal at McKinsey & Company. Alex served as a U.S. Navy SEAL from 1994 to 2000, eventually departing as a platoon commander. He holds a bachelor's degree from the U.S. Naval Academy and an MBA from The Tuck School of Business at Dartmouth College.

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WestRock

 ADJUSTED OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOWWe use the non-GAAP financial measures “adjusted operating cash flow” and “adjusted free cash flow” because we believe these measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude certain cash restructuring and other costs, net of tax that we believe are not indicative of our ongoing operating results.  We believe adjusted free cash flow provides greater comparability across periods by excluding capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. EBITDA AND EBITDA MARGINSWe use the non-GAAP financial measure "EBITDA" for both “Consolidated Adjusted EBITDA” (for consolidated Company) and "Adjusted EBITDA" (for each segment), and "EBITDA Margins" for both “Consolidated Adjusted EBITDA margins” (for consolidated Company) and "Adjusted EBITDA Margins" (for each segment). We use these measures, along with other factors, to evaluate our performance against our peers. We believe that board of directors, investors, potential investors, securities analysts and others use these measures to evaluate our performance relative to our peers. Management believes that the most directly comparable GAAP measure to “Consolidated Adjusted EBITDA” (formerly referred to as Adjusted Segment EBITDA) is “Net income attributable to common stockholders”.  It can also be derived by adding together each segment’s “Adjusted EBITDA” plus “Non-allocated expenses”. “Consolidated Adjusted EBITDA Margins” is calculated as “Consolidated Adjusted EBITDA” divided by Net Sales.LEVERAGE RATIO, NET LEVERAGE RATIO, TOTAL FUNDED DEBT AND ADJUSTED TOTAL FUNDED DEBTWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe our board of directors, investors, potential investors, securities analysts and others use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of March 31, 2022, our leverage ratio was 2.45 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio is the product of Adjusted Total Funded Debt divided by our Credit Agreement EBITDA. As of March 31, 2022, our net leverage ratio was 2.34 times. ADJUSTED NET DEBTWe believe “adjusted net debt” provides WestRock’s board of directors, investors, potential investors, securities analysts and others with useful information to evaluate WestRock’s repayment of debt relative to other periods because it includes or excludes certain items management believes are not comparable from period to period. We believe adjusted net debt provides greater comparability across periods by adjusting for cash and cash equivalents, as well as fair value of debt step-up included in Total Debt that is not subject to debt repayment. WestRock believes that the most directly comparable GAAP measure is “Total Debt” which is derived from the current portion of debt and long-term debt due after one year. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.  In addition, we have not quantified future amounts to develop our leverage ratio target but have stated our commitment to an investment grade credit profile in order to generally maintain the target. This target does not reflect Company guidance.  Non-GAAP Financial Measures  117  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

 Reconciliation of net income to consolidated adjusted ebitda  118  (1) Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute consolidated adjusted ebitda© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

 Adjusted operating cash flow and adjusted free cash flow reconciliation  119  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

 Reconciliation of Adjusted net debt  120  © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.  ($ in millions)  Sep. 30, 2020    Sep. 30, 2021    Mar. 31, 2022                          Current portion of debt   $ 222.9      $ 168.8      $ 419.6   Long-term debt due after one year   9,207.7      8,025.3      7,954.4   Total debt   $ 9,430.6      $ 8,194.1      $ 8,374.0   Less: Cash and cash equivalents   (251.1)     (290.9)     (360.2)  Less: Fair value of debt step-up   (208.9)     (192.4)     (183.8)  Adjusted Net Debt   $ 8,970.6      $ 7,710.8      $ 7,830.0               Adjusted Net Debt reduction in FY21       $ 1,259.8

TTM CREDIT AGREEMENT EBITDA

($ in millions)	TTM Dec. 31, 2015	TTM Mar. 31, 2016	TTM June 30, 2016	TTM Sep. 30, 2016
Net income attributable to common stockholders	$ (65.5)	$ (116.1)	$ 348.5	$ 154.8
Interest expense, net	130.8	157.5	185.9	184.0
Income tax expense	214.7	199.3	186.0	89.8
Depreciation, depletion and amortization	883.3	1,021.8	1,069.8	1,089.3
Additional permitted charges and acquisition EBITDA(1)	1,361.3	1,326.7	553.7	804.1
Credit Agreement EBITDA	$ 2,524.6	$ 2,589.2	$ 2,343.9	$ 2,322.0

($ in millions, except ratios)	Dec. 31, 2015	Mar. 31, 2016	June 30, 2016	Sep. 30, 2016
Current portion of debt	$ 184.8	$ 518.9	$ 345.2	$ 292.9
Long-term debt due after one year	5,631.7	5,858.3	5,513.9	5,496.3
Total debt	5,816.5	6,377.2	5,859.1	5,789.2
Less: FV step up and deferred financing fees	(321.1)	(311.4)	(318.2)	(305.8)
Less: other adjustments to funded debt	50.0	12.1	(68.2)	(75.7)
Total Funded Debt	$ 5,545.4	$ 6,077.9	$ 5,472.7	$ 5,407.7
LTM credit agreement EBITDA	$ 2,524.6	$ 2,589.2	$ 2,343.9	$ 2,322.0
Leverage Ratio	2.20x	2.35x	2.33x	2.33x
Total funded debt	$ 5,545.4	$ 6,077.9	$ 5,472.7	$ 5,407.7
Less: cash and cash equivalents	(236.9)	(367.6)	(258.7)	(340.9)
Adjusted Total Funded Debt	$ 5,308.5	$ 5,710.3	$ 5,214.0	$ 5,066.8
Net Leverage Ratio	2.10x	2.21x	2.22x	2.18x

(1) ADDITIONAL PERMITTED CHARGES PRIMARILY INCLUDE RESTRUCTURING AND OTHER COSTS, AND CERTAIN NON-CASH AND OTHER ITEMS AS ALLOWED UNDER THE CREDIT AGREEMENT

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

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TTM CREDIT AGREEMENT EBITDA

($ in millions)	TTM Dec. 31, 2016	TTM Mar. 31, 2017	TTM June 30, 2017	TTM Sep. 30, 2017
Net income attributable to common stockholders	$ 202.9	$ 242.7	$ 416.9	$ 698.6
Interest expense, net	183.7	182.8	184.5	200.1
Income tax expense	68.5	77.6	38.6	159.0
Depreciation, depletion and amortization	1,092.9	1,088.5	1,093.1	1,116.6
Additional permitted charges and acquisition EBITDA[1]	730.8	700.5	653.6	259.5
Credit Agreement EBITDA	$ 2,278.8	$ 2,292.1	$ 2,386.7	$ 2,433.8

($ in millions, except ratios)	Dec. 31, 2016	Mar. 31, 2017	June 30, 2017	Sep. 30, 2017
Current portion of debt	$ 283.4	$ 214.2	$ 710.5	$ 608.7
Long-term debt due after one year	5,483.8	5,459.5	5,812.3	5,946.1
Total debt	5,767.2	5,673.7	6,522.8	6,554.8
Less: FV step up and deferred financing fees	(296.0)	(288.4)	(280.1)	(266.2)
Less: short-term and long-term chip mill obligation	-	-	-	-
Less: other adjustments to funded debt	(58.5)	(73.4)	(87.9)	(96.4)
Total Funded Debt	$ 5,412.7	$ 5,311.9	$ 6,154.8	$ 6,192.2
LTM credit agreement EBITDA	$ 2,278.8	$ 2,292.1	$ 2,386.7	$ 2,433.8
Leverage Ratio	2.38x	2.32x	2.58x	2.54x
Total funded debt	$ 5,412.7	$ 5,311.9	$ 6,154.8	$ 6,192.2
Less: cash and cash equivalents	(493.3)	(385.3)	(225.2)	(298.1)
Adjusted Total Funded Debt	$ 4,919.4	$ 4,926.6	$ 5,929.6	$ 5,894.1
Net Leverage Ratio	2.16x	2.15x	2.48x	2.42x

(1) ADDITIONAL PERMITTED CHARGES PRIMARILY INCLUDE RESTRUCTURING AND OTHER COSTS, AND CERTAIN NON-CASH AND OTHER ITEMS AS ALLOWED UNDER THE CREDIT AGREEMENT

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

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 TTM CREDIT AGREEMENT EBITDA  123  (1) ADDITIONAL PERMITTED CHARGES PRIMARILY INCLUDE RESTRUCTURING AND OTHER COSTS, AND CERTAIN NON-CASH AND OTHER ITEMS AS ALLOWED UNDER THE CREDIT AGREEMENT© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

 TTM CREDIT AGREEMENT EBITDA  124  (1) ADDITIONAL PERMITTED CHARGES PRIMARILY INCLUDE RESTRUCTURING AND OTHER COSTS, AND CERTAIN NON-CASH AND OTHER ITEMS AS ALLOWED UNDER THE CREDIT AGREEMENT© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

TTM CREDIT AGREEMENT EBITDA

($ in millions)	TTM Dec. 31, 2019	TTM Mar. 31, 2020	TTM June 30, 2020	TTM Sep. 30, 2020
Net income attributable to common stockholders	$ 862.3	$ 850.0	$ 775.9	$ (690.9)
Interest expense, net	418.1	400.6	382.3	382.2
Income tax expense	260.6	271.2	212.8	163.5
Depreciation, depletion and amortization	1,533.3	1,524.1	1,504.5	1,487.0
Additional permitted charges and acquisition EBITDA[1]	138.7	89.9	136.8	1,567.7
Credit Agreement EBITDA	$ 3,213.0	$ 3,135.8	$ 3,012.3	$ 2,909.5

($ in millions, except ratios)	Dec. 31, 2019	Mar. 31, 2020	June 30, 2020	Sep. 30, 2020
Current portion of debt	$ 565.1	$ 432.0	$ 213.1	$ 222.9
Long-term debt due after one year	9,649.3	10,424.6	9,840.3	9,207.7
Total debt	10,214.4	10,856.6	10,053.4	9,430.6
Less: FV step up and deferred financing fees	(183.0)	(179.5)	(171.4)	(169.3)
Less: short-term and long-term chip mill obligation	(100.3)	(99.3)	(98.3)	(97.3)
Less: other adjustments to funded debt	(104.0)	(109.9)	(104.7)	(100.0)
Total Funded Debt	$ 9,827.1	$ 10,467.9	$ 9,679.0	$ 9,064.0
LTM credit agreement EBITDA	$ 3,213.0	$ 3,135.8	$ 3,012.3	$ 2,909.5
Leverage Ratio	3.06x	3.34x	3.21x	3.12x
Total funded debt	$ 9,827.1	$ 10,467.9	$ 9,679.0	$ 9,064.0
Less: cash and cash equivalents	(156.4)	(640.2)	(291.5)	(251.1)
Adjusted Total Funded Debt	$ 9,670.7	$ 9,827.7	$ 9,387.5	$ 8,812.9
Net Leverage Ratio	3.01x	3.13x	3.12x	3.03x

(1) ADDITIONAL PERMITTED CHARGES PRIMARILY INCLUDE RESTRUCTURING AND OTHER COSTS, AND CERTAIN NON-CASH AND OTHER ITEMS AS ALLOWED UNDER THE CREDIT AGREEMENT

© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

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TTM CREDIT AGREEMENT EBITDA

($ in millions)		TTM Dec. 31, 2020		TTM Mar. 31, 2021		TTM Jun. 30, 2021		TTM Sep. 30, 2021
Net income attributable to common stockholders	$	(677.4)	$	(713.0)	$	(641.4)	$	838.3
Interest expense, net		379.8		361.9		368.7		349.0
Income tax expense		167.3		140.0		198.2		243.4
Depreciation, depletion and amortization		1,470.3		1,457.2		1,460.5		1,460.0
Additional permitted charges and acquisition EBITDA[(1)]		1,569.6		1,699.7		1,661.7		276.8
Credit Agreement EBITDA	$	2,909.6	$	2,945.8	$	3,047.7	$	3,167.5

($ in millions, except ratios)		Dec. 31, 2020		Mar. 31, 2021		Jun. 30, 2021		Sep. 30, 2021
Current portion of debt	$	168.7	$	549.5	$	565.7	$	168.8
Long-term debt due after one year		8,771.1		8,393.1		8,106.9		8,025.3
Total debt		8,939.8		8,942.6		8,672.6		8,194.1
Less: FV step up and deferred financing fees		(167.7)		(165.1)		(162.2)		(159.8)
Less: short-term and long-term chip mill obligation		(96.2)		(95.2)		(94.1)		(93.1)
Less: other adjustments to funded debt		(104.4)		(104.2)		(116.0)		(123.7)
Total Funded Debt	$	8,571.5	$	8,578.1	$	8,300.3	$	7,817.5
LTM credit agreement EBITDA	$	2,909.6	$	2,945.8	$	3,047.7	$	3,167.5
Leverage Ratio		2.95x		2.91x		2.72x		2.47x
Total funded debt	$	8,571.5	$	8,578.1	$	8,300.3	$	7,817.5
Less: cash and cash equivalents		(253.8)		(334.0)		(549.8)		(290.9)
Adjusted Total Funded Debt	$	8,317.7	$	8,244.1	$	7,750.5	$	7,526.6
Net Leverage Ratio		2.86x		2.80x		2.54x		2.38x

(1) ADDITIONAL PERMITTED CHARGES PRIMARILY INCLUDE RESTRUCTURING AND OTHER COSTS, AND CERTAIN NON-CASH AND OTHER ITEMS AS ALLOWED UNDER THE CREDIT AGREEMENT

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TTM CREDIT AGREEMENT EBITDA  127  ($ in millions)    TTMDec. 31, 2021  TTMMar. 31, 2022  Net income attributable to common stockholders     $ 868.6    $ 796.0   Interest expense, net     343.0    332.3   Income tax expense     251.7    223.0   Depreciation, depletion and amortization     1,462.0    1,474.2   Additional permitted charges and acquisition EBITDA(1)     221.4    443.6   Credit Agreement EBITDA     $ 3,146.7    $ 3,269.1                           ($ in millions, except ratios)    Dec. 31, 2021  Mar. 31, 2022  Current portion of debt     $ 236.8    $ 419.6   Long-term debt due after one year     7,996.4    7,954.4   Total debt     8,233.2    8,374.0   Less: FV step up and deferred financing fees     (156.9)   (154.1)  Less: short-term and long-term chip mill obligation     (92.0)   (90.9)  Less: other adjustments to funded debt     (130.4)   (133.0)  Total Funded Debt     $ 7,853.9    $ 7,996.0           LTM credit agreement EBITDA     $ 3,146.7    $ 3,269.1           Leverage Ratio     2.50x   2.45x           Total funded debt     $ 7,853.9    $ 7,996.0   Less: cash and cash equivalents     (291.3)   (360.2)  Adjusted Total Funded Debt     $ 7,562.6    $ 7,635.8           Net Leverage Ratio     2.40x   2.34x                   (1) ADDITIONAL PERMITTED CHARGES PRIMARILY INCLUDE RESTRUCTURING AND OTHER COSTS, AND CERTAIN NON-CASH AND OTHER ITEMS AS ALLOWED UNDER THE CREDIT AGREEMENT© 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.

 © 2022 WESTROCK COMPANY. ALL RIGHTS RESERVED.